UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FORIAN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

FORIAN INC.
41 University Drive, Suite 400
Newtown, PA 18940
To our Stockholders:
Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Forian Inc. (the “Company,” “Forian” or “we” or “us” or “our”), a Delaware corporation, will be held at 12:00 p.m. Eastern Time, on Thursday January 8, 2026. The Special Meeting will be held entirely online. We believe that hosting the Special Meeting virtually will enable greater stockholder attendance and participation and improves our ability to communicate more effectively with our stockholders. The Special Meeting can be accessed via the Internet at: www.virtualshareholdermeeting.com/FORA2026SM.
The purpose of the Special Meeting will be to consider and vote upon the following proposals:
1.	Proposal 1 – A proposal to redomicile from the State of Delaware to the State of Maryland through a statutory conversion.
2.	Proposal 2 – To approve one or more adjournments of the Special Meeting, if necessary, to solicit proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.
These proposals, as well as instructions for accessing the virtual Special Meeting, are more fully described in the accompanying proxy statement (the “Proxy Statement”). The record date for the Special Meeting is December 2, 2025. Only stockholders of record at the close of business on that date are entitled to notice of, and may vote at, the Special Meeting.
Thank you for your ongoing support of Forian.
By Order of the Board of Directors,

Max Wygod
Executive Chairman, Chief Executive Officer and President
Newtown, Pennsylvania
December 15, 2025
WHETHER OR NOT YOU EXPECT TO PARTICIPATE IN THE SPECIAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. IF YOUR SHARES ARE HELD IN A BROKERAGE ACCOUNT OR BY ANOTHER NOMINEE RECORD HOLDER, PLEASE BE SURE TO MARK YOUR VOTING CHOICES ON THE PROXY CARD THAT ACCOMPANIES THIS PROXY STATEMENT.

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING	1
PROPOSAL 1: THE REDOMICILIATION PROPOSAL	6
PROPOSAL 2: APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS	37
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS	39
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	40
OTHER BUSINESS	41
APPENDIX A: REDOMICILIATION RESOLUTIONS	A-1
APPENDIX B: PLAN OF CONVERSION	B-1
APPENDIX C: MARYLAND ARTICLES OF INCORPORATION OF FORIAN INC.	C-1
APPENDIX D: MARYLAND BYLAWS OF FORIAN INC.	D-1

FORIAN INC.
41 University Drive, Suite 400
Newtown, PA 18940
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
To Be Held Thursday, January 8, 2026, 12:00 p.m. Eastern Time
This Proxy Statement and the accompanying proxy card are intended to be sent or given to stockholders of Forian on or about December 18, 2025, in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) for use at the Special Meeting to be held on Thursday, January 8, 2026, 12:00 p.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/FORA2026SM and at any adjournment or postponement thereof.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING
Q:	Why am I receiving these materials?
A:
You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the Special Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Q:	What is included in these materials?
A:	These materials include:
•	this Proxy Statement for the Special Meeting; and
•	a proxy card for the Special Meeting.
Q:	Who is entitled to vote?
A:
Only stockholders of record as of December 2, 2025 (the “Record Date”) shall be entitled to notice of, and to vote at, the Special Meeting. During the ten days before the Special Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please contact our Secretary at 267-376-0525 or legal@forian.com to arrange a visit to our offices. The list will also be available during the Special Meeting at www.virtualshareholdermeeting.com/FORA2026SM.

Q:	How many shares of common stock can vote?
A:
There were 31,072,252 shares of common stock, par value $0.001 per share (“Common Stock”), of the Company outstanding as of the Record Date. Each stockholder entitled to vote at the Special Meeting may cast one vote for each share of Common Stock owned by such stockholder that has voting power upon each matter considered at the Special Meeting.

Q:	What may I vote on?
A:	You may vote on the following matters:
1.	to redomicile from the State of Delaware to the State of Maryland through a statutory conversion; and
2.	to approve one or more adjournments of the Special Meeting, if necessary, to solicit proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

Q:	Will any other business be presented for action by stockholders at the Special Meeting?
A:
Management knows of no business that will be presented at the Special Meeting other than Proposals 1 and 2. If any other matter properly comes before the Special Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does our Board recommend that I vote on each of the proposals?
A:
Our Board, acting upon the recommendation of the Special Committee, recommends a vote “FOR” the approval of resolutions regarding the redomiciliation of the Company from the State of Delaware to the State of Maryland through a statutory conversion and “FOR” any one or more adjournments of the Special Meeting, if necessary, to solicit proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.

Q:	Why is the Board proposing that the Company redomicile from the State of Delaware to the State of Maryland?
A:
The Board believes the Plan of Conversion (as defined below) (including the Articles of Incorporation and the Bylaws attached thereto) and the transactions contemplated thereby, including the Redomiciliation (as defined below), are advisable and are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders (as defined below). The Redomiciliation will allow the Company to fully consider the Take-Private Offer (as defined below) and any other potential strategic transactions. For further details on why the Board is proposing the Redomiciliation, see “Reasons for the Redomiciliation; Recommendations of the Special Committee and the Board” below. Based solely on the information included in the most recently available Schedule 13D/A filed with the SEC on October 2, 2025, by 2025 Acquisition Corporation and the members of the Consortium (as defined below), the Consortium in the aggregate is the beneficial owner of 20,654,385 shares of Common Stock, constituting 66.5% of the outstanding Common Stock. For more information on the Consortium, see Footnote 14 in “Security Ownership of Certain Beneficial Owners, Directors and Officers.” As such, if the members of the Consortium vote in favor of Proposal 1, approval by the shareholders of Proposal 1 is ensured.

Q:	How do I vote my shares?
A:
The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at the Special Meeting. You are encouraged to vote prior to the Special Meeting to ensure that your shares will be represented.
○
If you wish to vote by Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card provided to you. Your Internet vote must be received by 11:59 p.m. Eastern Time on January 7, 2026, to be counted. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

○
If you wish to vote by telephone, dial toll-free 800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on January 7, 2026, to be counted.

○
If you wish to vote by mail, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

○
If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares in accordance with the Board’s recommendation of “FOR” for the redomiciliation from the State of Delaware to the State of Maryland through a statutory conversion, “FOR” the proposal to approve one or more adjournments of the Special Meetings, if necessary, to solicit proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1, and, in their discretion, on any other matter that properly comes before the Special Meeting. Unsigned proxy cards will not be counted.

○
If you wish to vote at the Special Meeting, attend the live webcast at www.virtualshareholdermeeting.com/FORA2026SM and use your 16-digit control number included on the proxy card or in the instructions that accompany your proxy materials.

If you hold your shares of the Company through a broker, bank or other nominee: If you are a beneficial owner of shares registered in the name of your broker, bank or other organization, you should have received a notice containing voting instructions from that organization rather than from Forian. Simply follow the voting instructions in the notice to ensure that your vote is counted. To vote electronically during the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other organization included with these proxy materials, or contact that organization to request a proxy form.
Q:	What do I need to do to attend the Special Meeting virtually?
A:
In order to attend our Special Meeting live via the Internet, you must register at www.virtualshareholdermeeting.com/FORA2026SM and use your 16-digit control number included on the proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a 16-digit control number included on the proxy card in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to view the Special Meeting (but will not be in attendance and not be able to vote your shares during the Special Meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/FORA2026SM.

On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting at www.virtualshareholdermeeting.com/FORA2026SM by logging in using the password you received via e-mail in your registration confirmation. You are entitled to attend the Special Meeting only if you were a stockholder as of the Record Date.
Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?
A:
Yes. If you register to attend, and attend, the Special Meeting pursuant to the instructions above, you will be able to vote online during the Special Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers.

Q:	What is a proxy?
A:
A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy our General Counsel and Secretary, Caroline McGrail, and our Chief Financial Officer, Michael Vesey. Each of them may act on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Special Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock may be voted.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?
A:
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other organization how to vote your shares (or do not provide instructions by the deadline prescribed by it), the broker bank or other organization can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules, Proposal 1 and Proposal 2 are considered non-routine matters. Accordingly, if you are a beneficial owner and (i) you do not provide your broker or other nominee who holds your shares with voting instructions, or (ii) you do provide a voting instruction card but you fail to specify your voting instructions on Proposal 1 or Proposal 2 to be voted upon at the Special Meeting, under applicable rules, your broker or other nominee cannot exercise discretionary authority to vote your shares in favor of the applicable proposal and will not vote your shares on the proposals presented at the Special Meeting, which will have the same effect as a “no” vote on, or a vote “against”, Proposal 1 and will have no effect on Proposal 2.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:	What if I want to change my vote or revoke my proxy?
A:
A registered stockholder may change their vote or revoke their proxy at any time before the Special Meeting by (i) going to www.virtualshareholdermeeting.com/FORA2026SM and logging in using your 16-digit control number included on the proxy card, (ii) attending and voting at the Special Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Special Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is a quorum?
A:
The holders of one-third of the 31,072,252 shares of our Common Stock outstanding as of the Record Date, either present in person or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Special Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Special Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:	What vote is required to approve each proposal?
A:	The following table sets forth the voting requirements for each proposal being voted on at the Special Meeting and the Board’s recommendations.

Effect of
Proposal		Recommendation of the Board (Acting Upon the Recommendation of the Special Committee)	Required Vote	Abstentions	Failing to provide your Broker your Voting Instructions**
1.	Approval of redomiciliation of the Company to the State of Maryland through a statutory conversion.	FOR	Majority of the voting power of the shares outstanding	Same as a vote AGAINST	Same as a vote AGAINST
2.	Approval of one or more adjournments of the Special Meeting, if necessary, to solicit proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.	FOR	Majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter	Same as a vote AGAINST	Not counted as entitled to vote and so no effect

**	Applicable if your shares are held beneficially in street name only.
Based solely on the information included in the most recently available Schedule 13D/A filed with the SEC on October 2, 2025 by 2025 Acquisition Corporation and the Consortium, the Consortium is, in the aggregate, the beneficial owner of 20,654,385 shares of Common Stock, constituting 66.5% of the outstanding shares of Common Stock. The Consortium has advised us that they intend to vote all such shares in favor of Proposals 1 and 2. Assuming the Consortium votes as indicated, approval by the shareholders of Proposals 1 and 2 is ensured.

Q:	What if additional proposals are presented at the Special Meeting?
A:
We do not intend to bring any other matter for a vote at the Special Meeting and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Special Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?
A:
Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on. See “Background and Principal Features of the Take-Private Offer and Special Committee” below for a discussion regarding certain directors and officers and the Take-Private Offer (as defined below).

Q:	How many shares do the directors and officers of the Company beneficially own and how do they plan to vote their shares?
A:
Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 24.3% of our outstanding Common Stock, are expected to vote, or direct the voting of their shares, in favor of the redomiciliation from the State of Delaware to the State of Maryland through a statutory conversion and in favor of Proposal 2.

Q:	Who will count the votes?
A:	Broadridge will count the votes cast by proxy. A representative of Broadridge will count the votes cast at the Special Meeting and will serve as the inspector of election.
Q:	Who can attend the Special Meeting?
A:	All stockholders as of the Record Date are invited to virtually attend the Special Meeting.
Q:	Who pays the costs of this proxy solicitation?
A:
The Company will pay all the costs of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies by telephone, or by other means of communication and they will not be paid any additional compensation for solicitation. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Where can you find the voting results?
A:
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL 1: THE REDOMICILIATION PROPOSAL
General
The Board, acting upon the recommendation of the Special Committee (as defined below), has approved a proposal to redomicile through a statutory conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Maryland (the “Maryland Corporation”). We refer to the proposed redomiciliation through a statutory conversion, of the Delaware Corporation to the Maryland Corporation pursuant to Section 3-901 and 3-902 of the Maryland General Corporation Law (the “MGCL”) and Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”) as the “Redomiciliation”. The Board recommends that the stockholders of the Company adopt the resolutions of the Board approving the Redomiciliation, included as Appendix A to this Proxy Statement, as more fully described in this Proposal 1 (the “Redomiciliation Resolutions”). This approval and recommendation has been approved by the Board, with directors Max Wygod, Adam Dublin and Shahir Kassam-Adams, each of whom is a member of the Consortium, not participating, acting upon the recommendation of the Special Committee. If stockholders approve the Redomiciliation, we will effect the Redomiciliation by converting from the Delaware Corporation into the Maryland Corporation as provided in the DGCL and the MGCL. Approval of this Proposal 1 will constitute the adoption of the Redomiciliation Resolutions.
Background and Special Committee
The following chronology summarizes key meetings and events that led to the decision by the Board to approve the Redomiciliation and recommend it to the Company’s stockholders for approval. The following chronology does not purport to catalogue every communication among the Board, the Special Committee, the Consortium, management of the Company or the respective representatives of such parties.
The Board regularly reviews and evaluates the Company’s business and long-term strategy, competitive position, historical performance, future prospects and opportunities, with the goal of enhancing stockholder value. These reviews have included discussions as to the Company’s strategic alternatives, including continuing to execute on its strategy as a standalone company, pursuing acquisitions or pursuing a sale or business combination transaction.
Over the course of 2024, the Board engaged in a comprehensive evaluation of strategic alternatives and facilitated discussions with various counterparties, including Party A and Party B referenced below. Certain of such counterparties received preliminary confidential information regarding the Company and certain aspects of its financial and commercial profile from the Company. Such comprehensive evaluation of strategic alternatives ended in no indications of interest with respect to the Company.
On August 25, 2025, a consortium, led by Max Wygod, the Chief Executive Officer and Executive Chair of the Company (the “Consortium”), submitted a non-binding proposal to the Board to acquire all of the outstanding shares of Common Stock not currently owned by the Consortium, for $2.10 per share in cash (the “Take-Private Offer”).
Also on August 25, 2025, following receipt of the Take-Private Offer, the Board held a special meeting by videoconference with members of Company management and representatives of Duane Morris LLP, outside legal advisor to the Company (“Duane Morris”), in attendance. At the meeting, the Board reviewed the Take-Private Offer and, in light of the potential or actual conflicts of interest, discussed and established a special committee of the Board (the “Special Committee”), originally consisting of Ian G. Banwell, as chair, and Alyssa F. Varadhan and Mark J. Adler, M.D. The Board empowered the Special Committee to evaluate the Take-Private Offer and to retain legal counsel and other advisors.
Later on August 25, 2025, the Company publicly announced the formation of the Special Committee to evaluate the Take-Private Offer and determine the appropriate course of action and process. That day, in connection with the Take-Private Offer, the Consortium filed a Schedule 13D with the SEC and Mr. Wygod amended his Schedule 13D.
On August 28, 2025, a member of Company management (excluding Mr. Wygod) and a representative of Duane Morris held a preliminary interview with Potter Anderson & Corroon LLP (“Potter Anderson”). During this meeting, the representatives of Potter Anderson confirmed that Potter Anderson did not have any material relationships that would impair its ability to serve as the Special Committee’s independent legal advisor. A similar interview was conducted with one other potential legal advisor.

On August 31, 2025, the Special Committee held a meeting by videoconference with certain members of Company management (excluding Mr. Wygod) and a representative of Duane Morris in attendance. The representative of Duane Morris and members of management discussed each of the legal advisor candidate interviews. Following the meeting, the Committee members further discussed the legal advisors’ qualifications and determined to engage Potter Anderson to serve as its independent legal advisor.
On September 4, 2025, the Special Committee (not including Dr. Adler, who was not in attendance) held a meeting by videoconference with representatives of Potter Anderson in attendance, as well as, for a portion of the meeting, members of Company management (excluding Mr. Wygod) and a representative of Duane Morris. During this meeting, the Special Committee confirmed its determination to engage Potter Anderson as its independent legal advisor in connection with the Special Committee’s consideration, review and evaluation of strategic alternatives available to the Company, including, but not limited to, the Take-Private Offer (each such strategic alternative, a “Potential Transaction”) because of Potter Anderson’s qualifications and experience advising special committees in connection with similar transactions and its independence. Following the departure of the members of Company management and the representative of Duane Morris from the meeting, representatives of Potter Anderson provided an overview of the fiduciary duties of directors under Delaware law and discussed the applicable standards for director disinterestedness and independence. In connection with this discussion, each of the members of the Special Committee in attendance at the meeting reviewed all material information relevant to determining whether such members were disinterested and independent and a discussion ensued. Following such discussion, the Special Committee, with advice of representatives of Potter Anderson, confirmed that the members of the Special Committee were disinterested and independent with respect to the Take-Private Offer and determined each of the interested parties thereto. At the meeting, the representatives of Potter Anderson also advised the Special Committee on Section 203 of the DGCL (“Section 203”) and the restrictions imposed by Section 203 on the Consortium, as an “interested stockholder,” and its applicability to the Take Private Offer. The Special Committee and representatives from Potter Anderson also discussed the Consortium’s ability to effect a transaction, if it failed to achieve certain approval thresholds under Section 203.
On September 5, 2025, representatives of Potter Anderson and representatives of Allen Overy Shearman Sterling US LLP (“A&O Shearman”), counsel to the Consortium, met by videoconference to discuss (i) whether the Consortium would support an alternative transaction, and (ii) how the Consortium viewed Section 203’s restrictions and its impact on the planned Take-Private Offer. The attorneys also discussed diligence, potential financing needs of the Consortium and a high-level overview of a proposed timetable.
On September 9, 2025, representatives of Potter Anderson and A&O Shearman met by videoconference to further discuss (i) whether the Consortium would support an alternative transaction, and (ii) the restrictions imposed by Section 203 on the Consortium and the application of Section 203 to the Take-Private Offer. The representatives of A&O Shearman (i) stated that the Consortium was willing to consider a third-party transaction depending on the price per share offered and (ii) discussed asking the Company to take steps to eliminate the restrictions imposed by Section 203 through the Redomiciliation.
From September 11, 2025 through September 29, 2025, representatives of Potter Anderson and A&O Shearman engaged in multiple discussions regarding, and exchanged drafts of, a non-disclosure agreement (the “Consortium NDA”).
On September 12, 2025, the Special Committee held a meeting by videoconference with representatives of Potter Anderson in attendance. During this meeting, representatives of Potter Anderson reviewed with the Special Committee, among other things, proposed draft supplemental Board resolutions prepared by Potter Anderson (the “Supplemental Resolutions”), which were intended to clarify and supplement the powers and authority of the Special Committee in respect of its evaluation of the Take-Private Offer and to authorize the Special Committee to consider other Potential Transactions. The Special Committee and representatives from Potter Anderson also reviewed the applicable standards for disinterestedness and independence and reviewed all material information relevant to determining the disinterestedness and independence of Dr. Adler, including his prior professional and personal relationships with Mr. Wygod and his late father. Also at the meeting, representatives of Potter Anderson reported on their September 5 and September 9 discussions with A&O Shearman.
On September 18, 2025, Dr. Adler resigned from his position as a member of the Special Committee to avoid any perceived lack of independence. Beginning on September 18, 2025, all references to the “Special Committee” in this proxy statement reference the Special Committee comprised of Mr. Banwell and Ms. Varadhan.

On September 23, 2025, representatives of Potter Anderson, A&O Shearman and Abrams & Bayliss LLP, Delaware counsel to the Consortium, met by videoconference to further discuss the use of the Redomiciliation to address the restrictions imposed by Section 203 on the Consortium’s ability to effect a cash-out merger, as well as other approaches. The representatives of A&O Shearman also stated that the Consortium would not be willing to subject the Take-Private Offer to a vote of 66 2/3% of the outstanding voting stock not owned by the members of the Consortium, which vote would be required to consummate a “business combination” with an “interested stockholder” (as such terms are defined in Section 203).
On September 25, 2025, the Special Committee held a meeting by videoconference with representatives of Potter Anderson in attendance. During this meeting, the Special Committee interviewed representatives from a total of three financial advisors, one of which was Houlihan Lokey Capital, Inc. (“Houlihan Lokey”). Following these presentations, the Special Committee unanimously determined to engage Houlihan Lokey subject to the Special Committee’s confirmation of the independence of Houlihan Lokey and the negotiation of a mutually acceptable engagement letter. This determination was based upon, among other things, Houlihan Lokey’s qualifications and experience, including with respect to advising special committees of boards of directors and its demonstrated understanding of the Company’s sector. The Special Committee also discussed the Supplemental Resolutions with Potter Anderson. The Special Committee and representatives of Potter Anderson additionally discussed the restrictions imposed by Section 203 on the Consortium’s ability to effect a cash-out merger, and representatives of Potter Anderson reported on conversations that Potter Anderson had, at the direction of the Special Committee, with A&O Shearman and Abrams and Bayliss. The Special Committee authorized Potter Anderson to engage in further discussions with A&O Shearman and Duane Morris regarding a conversion of the Company to a non-Delaware corporation and to proceed with next steps to engage Houlihan Lokey as the Special Committee’s independent financial advisor.
Houlihan Lokey was formally engaged on October 7, 2025, upon the execution of its engagement letter with the Special Committee. Prior to such engagement, Houlihan Lokey delivered a relationships disclosure memorandum to the Special Committee, dated as of September 30, 2025.
On September 26, 2025, representatives of Potter Anderson met with representatives of A&O Shearman by videoconference, during which meeting the representatives of A&O Shearman conveyed a formal proposal to convert the Company from a Delaware corporation to a Maryland corporation. The representatives of A&O Shearman provided their views on the benefits of converting the Company to a Maryland corporation, including the ability to effect a two-step merger under Maryland law and the availability of an opt-out from Maryland’s business combinations statute with respect to the Take-Private Offer. The representatives of A&O Shearman confirmed that the Consortium would not be willing to subject the Take-Private Offer to a vote of 66 2/3% of the outstanding voting stock not owned by the members of the Consortium.
Following such negotiations, on September 29, 2025, the Company and the Consortium’s special purpose vehicle, 2025 Acquisition Corporation (the “SPV”), entered into the Consortium NDA, which provided for, among other things, a twelve (12)-month standstill that prevented the Consortium from, among other things, acquiring, offering or seeking to acquire, agreeing to acquire or making a proposal to acquire Company securities, and from seeking to elect, place or remove a director on or from the Board (and, in each case, from making public announcements or entering into agreements with respect to the foregoing). Noting that the Consortium NDA would preclude the Consortium from proceeding with the Take-Private Offer without the approval of the Special Committee, prior to agreeing to execute the Consortium NDA, representatives from A&O Shearman confirmed with representatives of Potter Anderson that the Special Committee was inclined to support a redomiciliation transaction, subject to satisfactory completion by the Special Committee of its diligence of a redomiciliation transaction.
On September 30, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Houlihan Lokey in attendance. During this meeting, the representatives of Potter Anderson reported on their recent discussion with A&O Shearman and relayed the Consortium’s proposal regarding the Redomiciliation. The representatives of Potter Anderson provided their preliminary views on the benefits and considerations of a conversion of the Company to a non-Delaware corporation, including that a conversion could eliminate the restrictions imposed by Section 203 of the DGCL with respect to the Consortium’s ability to effect a cash-out merger and provide a path for the Special Committee to fully consider the Take-Private Offer. The Special Committee and representatives of Potter Anderson also discussed the restrictions imposed by Section 203 on the Company’s ability to use equity to compensate its directors and executive officers who are members of the Consortium for a period of three years. The representatives of Potter Anderson recommended that, in addition to

Maryland, the Special Committee consider other jurisdictions into which the Company could convert, including Pennsylvania, where the Company is headquartered, and Texas. The Special Committee and representatives of Potter Anderson also discussed the benefits and considerations of negotiating certain asks of the Consortium in connection with a conversion of the Company to a non-Delaware corporation, namely (i) that the Consortium not request that the Special Committee be disbanded and support the Special Committee remaining in place through completion of the process in connection with a Potential Transaction, (ii) requesting the Consortium to support a Potential Transaction with a third party at a higher price that the Consortium was unwilling to match, and (iii) conditioning a conversion of the Company to a non-Delaware corporation on a majority-of-the-minority vote, on a votes cast basis (a “MoM vote”). Following discussion, the Special Committee directed representatives of Potter Anderson to work with Duane Morris to prepare an analysis to aid the Special Committee in its consideration of whether a conversion of the Company to a non-Delaware corporation is advisable and in the best interests of the Company and the stockholders other than the members of the Consortium (the “Unaffiliated Stockholders”) and to aid the Special Committee in understanding how a conversion to each of Maryland, Pennsylvania or Texas would affect the Company and its stockholders, including the Unaffiliated Stockholders. The representatives of Potter Anderson also informed the Special Committee that the Company had received an inbound indication of interest from a third-party strategic buyer, referred to as “Party A,” and recommended that, upon execution of Houlihan Lokey’s engagement letter, Houlihan Lokey conduct outreach to Party A.
On October 2 and 3, 2025, members of the Consortium filed amendments to their Schedule 13Ds, disclosing the SPV’s and the Company’s entry into the Consortium NDA.
On October 4, 2025, representatives of Potter Anderson met by videoconference with representatives of A&O Shearman to discuss, among other things, the Consortium’s diligence requests and their proposal to convert the Company to a Maryland corporation. During the meeting, A&O Shearman also reconveyed the Consortium’s preferred timeline with respect to the Redomiciliation and a Potential Transaction with the Company.
On October 7, 2025, the Board, in an action by unanimous consent, approved and adopted the Supplemental Resolutions.
On October 8, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Houlihan Lokey in attendance. During the meeting, representatives of Houlihan Lokey discussed with the Special Committee certain process matters, including with respect to the status of Company management’s financial projections for the Company (the “Projections”) and that Company management (including Mr. Wygod) had been in ongoing discussion, in the ordinary course, with a number of third parties, including Party A and another third-party, strategic buyer, referred to as “Party B.” The Special Committee and its advisors discussed the potential for interest by such parties, and other third parties, in making a qualified proposal to acquire the Company. The representatives of Potter Anderson also discussed certain materials being prepared, with the assistance of Duane Morris, regarding a potential conversion of the Company to a non-Delaware corporation and reported on their October 4, 2025, meeting with A&O Shearman. The Special Committee and its advisors discussed the feasibility of the Consortium’s preferred timeline with respect to the Redomiciliation and a Potential Transaction with the Company and directed representatives of Potter Anderson to request from A&O Shearman a proposed detailed timeline in connection with the same.
Following the meeting, at the direction of the Special Committee, a representative of Potter Anderson contacted a representative of A&O Shearman to request their proposed timeline be provided in writing, in response to which, that day, the representative of A&O Shearman provided the requested timeline. Also on October 8, 2025, in response to a diligence request to the Company from Houlihan Lokey on behalf of the Special Committee, Mr. Wygod provided representatives of Potter Anderson with a summary of all correspondence, following public announcement of the Take-Private Offer, with Company stockholders who were not members of the Consortium.
On October 10, 2025, representatives of each of Potter Anderson and Houlihan Lokey met by videoconference, with members of the Consortium (including Mr. Wygod) and representatives of A&O Shearman to discuss the Consortium’s diligence requests and the Consortium’s views on a Potential Transaction with a third party.
On October 22, 2025, the chair of the Special Committee met with members of Company management, including Mr. Wygod, and representatives of each of Potter Anderson and Houlihan Lokey to discuss the then-current draft of the Projections. At the end of the meeting, in his capacity as a stockholder, Mr. Wygod expressed his desired timeline with respect to a Potential Transaction.

On October 23, 2025, the chair of the Special Committee met with Mr. Wygod to further discuss the Redomiciliation.
On October 24, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Houlihan Lokey. During the meeting, the chair of the Special Committee reported on the meeting he had with Mr. Wygod. The Special Committee and its advisors also discussed the then-current draft of the Projections. Representatives of Houlihan Lokey also reported on recent communications that representatives of Houlihan Lokey had with Party A and its financial advisor. The Special Committee and representatives of Houlihan Lokey also discussed the ability of Party A to consummate a Potential Transaction.
Also at the meeting, the representatives of Potter Anderson again reviewed with the Special Committee the restrictions set forth in Section 203 of the DGCL and the potential impediments such restrictions posed to the viability of the Take-Private Offer and the Company’s ability to use equity to compensate its directors and executive officers who are members of the Consortium. The representatives of Potter Anderson discussed with the Special Committee the benefits and considerations of the Redomiciliation as compared with the Company (i) remaining a Delaware corporation, (ii) converting to a Pennsylvania corporation or (iii) converting to a Texas corporation, including certain key differences between the rights available to stockholders of a Maryland corporation as compared with stockholders of a Delaware corporation. The representatives of Potter Anderson also advised the Special Committee on the benefits and considerations of negotiating the following with the Consortium in connection with the Redomiciliation: (i) that the Consortium will not request that the Special Committee be disbanded and will support the Special Committee remaining in place through completion of the process in connection with a Potential Transaction, with the same composition and mandate, (ii) that the Consortium support a Potential Transaction with a third party at a higher price than the Consortium is willing to match and that the Special Committee determines is superior, and (iii) conditioning the Redomiciliation on a MoM vote (the “Committee Conversion Proposal”). The Special Committee and representatives of Potter Anderson also discussed certain negotiation strategies in connection with the Committee Conversion Proposal. Following discussion with its advisors, the Special Committee directed representatives of Potter Anderson to convey the Committee Conversion Proposal to A&O Shearman as discussed.
Later on October 24, 2025, at the direction of the Special Committee, a representative of Potter Anderson met, in person, with a representative of A&O Shearman and conveyed the Committee Conversion Proposal.
On October 27, 2025, a representative of A&O Shearman and a representative of Potter Anderson had a telephone call, during which discussion A&O Shearman conveyed the Consortium’s counterproposal to the Committee Conversion Proposal, specifically, that the Consortium (i) agreed the Special Committee should remain in place following the Redomiciliation, (ii) would not be willing to support conditioning the Redomiciliation on a MoM vote, and (iii) would be willing to support a higher third-party cash-proposal if the price is sufficiently compelling, taking into account the Consortium’s expenses.
On October 28, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Houlihan Lokey. During the meeting, the Special Committee and its advisors discussed the then-current draft of the Projections. The Special Committee and its advisors also reviewed prior discussions between the Company and third parties, including, among others, Party A and Party B, and discussed certain process considerations.
On November 2, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Houlihan Lokey in attendance to discuss, among other things, a conversion of the Company to a non-Delaware corporation. During the meeting, representatives of Potter Anderson reviewed for the Special Committee Potter Anderson’s evaluation of a conversion of the Company to a non-Delaware corporation and summarized the principal considerations informing Potter Anderson’s analysis. The representatives of Potter Anderson explained that its evaluation, with input from Duane Morris regarding the corporate laws of each of Maryland, Pennsylvania, and Texas, focused on, among other things: (i) whether the material rights of the Company’s stockholders would remain the same or could be effectively replicated in Maryland, Pennsylvania or Texas; (ii) whether Maryland, Pennsylvania and Texas has the legal infrastructure to support the rights of the Company’s stockholders; and (iii) whether a conversion to Maryland, Pennsylvania or Texas would trigger the application of the state’s anti-takeover statutes. The representatives of Potter Anderson also reported to the Special Committee on the response from the Consortium regarding the Committee Conversion Proposal. The Special Committee and its advisors discussed possible responses to the Consortium Conversion Counterproposal. At the

meeting, representatives of Houlihan Lokey also updated the Special Committee on the status of outreach to Party A. The Special Committee and its advisors discussed the ability of Party A to consummate a Potential Transaction and the likelihood that Party A would submit an offer. Following the discussion, the Special Committee determined to move forward with the Redomiciliation and to further consider the Consortium response to the Committee Conversion Proposal and revisit its response to the Consortium at a later time. The representatives of Potter Anderson then discussed with the Special Committee the engagement of independent Maryland counsel to advise the Special Committee on Maryland corporate law, following the discussion of which the Special Committee directed representatives of Potter Anderson to schedule interviews with three Maryland firms and authorized the chair of the Special Committee to conduct the interviews. The Special Committee also authorized Potter Anderson to direct Duane Morris to prepare the documentation necessary to effect the Redomiciliation.
On November 4, 2025, the representatives of Potter Anderson and the chair of the Special Committee interviewed representatives of three Maryland firms, including Miles & Stockbridge PC (“Miles & Stockbridge”). During its interview, the representative of Miles & Stockbridge confirmed that Miles & Stockbridge did not have any material relationships that would impair its ability to serve as the Special Committee’s independent legal advisor.
On the morning of November 5, 2025, Party A informed Mr. Wygod that it was no longer interested in a Potential Transaction due to an inability to raise financing. Following that discussion, also that morning, Mr. Wygod sent an e-mail to representatives of each of Potter Anderson and Houlihan Lokey conveying the same.
Also on November 5, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Houlihan Lokey. At the meeting, among other things, representatives of each of Potter Anderson and Houlihan Lokey reported on, and discussed with the Special Committee, the e-mail received from Mr. Wygod regarding Party A. Following the discussion, the Special Committee directed representatives of Houlihan Lokey to contact Party A’s financial advisor to confirm Party A’s position. Also at the meeting, following discussion with the representatives of Potter Anderson, the Special Committee determined to engage Miles & Stockbridge as its independent Maryland legal counsel because of Miles & Stockbridge’s experience advising board of directors of public companies on matters of Maryland law and in connection with similar transactions and its independence. Miles & Stockbridge was formally engaged on November 6, 2025. The Special Committee and its advisors also discussed the status of the documentation being prepared in connection with the Redomiciliation. Representatives of Potter Anderson discussed with the Special Committee possible responses to the Consortium. Following this discussion, the Special Committee determined that if a request were made by the Consortium for expense reimbursement in connection with the Consortium’s agreement to support a higher offer, if such offer were made at a sufficiently compelling price, such request would be rejected. The Special Committee directed representatives of Potter Anderson to convey the foregoing to A&O Shearman.
On November 6, 2025, a representative of Potter Anderson conveyed the Special Committee’s position that it would reject the Consortium’s request, if made, to potentially have its expenses reimbursed in connection with the Consortium’s support of a higher offer to A&O Shearman by telephone. During the call, members of A&O Shearman noted that the Consortium had not made a determination as to whether to request expense reimbursement and thus no need to respond to the Special Committee’s statement. Members of A&O Shearman also expressed continued concerns about the timing of the Special Committee’s process and the quantum of the overall fees being incurred in connection with the Redomiciliation and the Take-Private Offer. Also on November 6, 2025, at the direction of the Special Committee, representatives of Houlihan Lokey contacted representatives of Party A’s financial advisor, which representatives confirmed that Party A would not be submitting an offer related to a Potential Transaction.
On November 11, 2025, the representatives of Potter Anderson and A&O Shearman met in person. During the meeting, the representatives of Potter Anderson and A&O Shearman further discussed a tentative timeline for the Redomiciliation.
On November 12, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, Houlihan Lokey and Miles & Stockbridge in attendance for the entirety of the meeting and members of Company management (excluding Mr. Wygod) and a representative of Duane Morris in attendance for a portion of the meeting. During the meeting, the Special Committee and its advisors discussed an updated draft of the Projections. Following the departure of the members of Company management and the representative of Duane

Morris from the meeting, the Special Committee and its advisors discussed the Projections. Following this discussion, the Special Committee approved the Projections for use, subject to full Board approval of the Projections. The Special Committee and its advisors also discussed the status of potential third-party interest in a Potential Transaction.
Later that day, the Board held its quarterly meeting by videoconference with representatives of Company management and Duane Morris in attendance. During the meeting, the chair of the Special Committee reported on the Special Committee’s process to date, including with respect to its consideration of the Redomiciliation and its review of the Projections. The representative of Duane Morris reviewed with the Board the rationale for the Redomiciliation. Discussion on these topics ensued, following which, the Board approved the Projections.
On November 13, 2025, the representatives of Potter Anderson and A&O Shearman met via videoconference, during which meeting the representatives of A&O Shearman inquired as to timing of the Redomiciliation, and expressed the Consortium’s concerns regarding the same.
On November 14, 2025, the representatives of Potter Anderson, Miles & Stockbridge and A&O Shearman met by teleconference to further discuss the timing of the Redomiciliation and the consideration of the Take-Private Offer and the quantum of the overall fees being incurred in connection with the Redomiciliation and the Take-Private Offer.
Also on November 14, 2025, a representative of Potter Anderson sent the representatives of A&O Shearman drafts of the Company’s proposed plan of conversion (the “Plan of Conversion”), Maryland articles of incorporation (the “Articles of Incorporation”), and Maryland bylaws (the “Bylaws” and, together with the Plan of Conversion and the Articles of Incorporation, the “Conversion Documents”). Between November 14, 2025 and November 20, 2025, Potter Anderson, Miles & Stockbridge and Duane Morris, on the one hand, and A&O Shearman and Venable LLP, Maryland counsel to the Consortium, on the other hand, exchanged drafts of the Conversion Documents.
On November 18, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson and Houlihan Lokey. At the meeting, representatives of Houlihan Lokey provided an update on discussions with Party B (whom the Special Committee had previously instructed Houlihan Lokey to contact) as well as other process matters.
Also on November 18, 2025, the representative of Potter Anderson, Miles & Stockbridge, Duane Morris, A&O Shearman and Venable LLP met by videoconference to discuss the Conversion Documents as well as the timeline for the Redomiciliation.
On November 20, 2025, the representatives of Potter Anderson and A&O Shearman met by videoconference to discuss certain additional documentation that would need to be completed if the Redomiciliation were approved by the Board, the timeline for the Redomiciliation and certain concerns related to the timing of the Redomiciliation and the quantum of the overall fees being incurred in connection with the Redomiciliation and the Take-Private Offer.
On November 21, 2025, the Special Committee held a meeting by videoconference with representatives of each of Potter Anderson, Miles & Stockbridge and Houlihan Lokey. During the meeting, the representatives of Potter Anderson and Miles & Stockbridge reviewed the Conversion Documents and discussed with the Special Committee the rationale for the Redomiciliation. The representatives of Potter Anderson provided an overview of the Special Committee’s fiduciary duties in connection with the Redomiciliation. Following the discussion, the Special Committee unanimously (i) determined that the Plan of Conversion (including the Articles of Incorporation and the Bylaws attached thereto) and the transactions contemplated thereby, including the Redomiciliation, are advisable and are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (ii) recommended that the Board (A) determine that the Plan of Conversion (including the Articles of Incorporation and the Bylaws attached thereto) and the transactions contemplated thereby, including the Redomiciliation, are advisable and are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (B) approve and declares advisable the Plan of Conversion (including the Articles of Incorporation and the Bylaws attached thereto) and the transactions contemplated thereby, including the Redomiciliation, and (C) subject to Board approval, (I) direct that the Redomiciliation Resolutions be submitted for adoption by the stockholders of the Company and (II) resolve to recommend that the stockholders of the Company adopt the Redomiciliation Resolutions. In addition, the Special Committee and its advisors discussed the status of potential third-party interest in a Potential Transaction.
Also on November 21, 2025, following the Special Committee’s meeting, the Board held a special meeting by videoconference with members of Company management and representatives of Duane Morris. The Special

Committee discussed the Redomiciliation and recommended that the Board, among other things, approve the Plan of Conversion and the Redomiciliation. Following the discussion, the Board, with Messrs. Wygod, Dublin and Kassam-Adams abstaining, (i) determined that the Plan of Conversion (including the Articles of Incorporation and the Bylaws attached thereto) and the transactions contemplated thereby, including the Redomiciliation, are advisable and are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) approved and declared advisable the Plan of Conversion (including the Articles of Incorporation and the Bylaws attached thereto) and the transactions contemplated thereby, including the Redomiciliation, and (iii) directed that the Board Resolutions be submitted for adoption by the stockholders of the Company, and (iv) resolved to recommend that the stockholders of the Company adopt the Redomiciliation Resolutions.
As of the date of this Proxy Statement, the Special Committee continues to discuss the Take-Private Offer with its advisors and entertain proposals for Potential Transactions from third parties. There are no assurances that any Potential Transaction, including the Take-Private Offer, will be consummated.
Principal Features of the Redomiciliation
The Redomiciliation would be effected pursuant to the Plan of Conversion that is included as Appendix B to this Proxy Statement. Approval of Proposal 1 will constitute adoption of the Redomiciliation Resolutions that are included as Appendix A to this Proxy Statement, which Redomiciliation Resolutions approve, among other things, the Plan of Conversion. The Plan of Conversion provides that we will redomicile from Delaware to Maryland through a statutory conversion into a Maryland corporation pursuant to Section 266 of the DGCL and Sections 3-901 and 3-902 of the MGCL.
Through the adoption of the Plan of Conversion, upon the Redomiciliation:
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The Company will continue in existence as a Maryland corporation and will continue to operate our business under the current name, “Forian Inc.” The corporate existence of Forian Inc. will not cease at any time.

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The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Maryland law. See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” below.

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The Company will cease to be governed by our existing certificate of incorporation, as amended (the “Delaware Charter”) and bylaws, as amended (the “Delaware Bylaws” and, together with the Delaware Charter, the “Delaware Organizational Documents”) and will instead be subject to the provisions of the proposed Maryland articles of incorporation (the “Maryland Charter”) and the proposed Maryland bylaws (the “Maryland Bylaws” and, together with the Maryland Charter, the “Maryland Organizational Documents”), forms of which are included as Appendix C and Appendix D, respectively, to this Proxy Statement. See “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” below.

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The Redomiciliation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Redomiciliation).

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Each issued and outstanding share of our Common Stock will be automatically converted, without any action on the part of any holder thereof, into one share of Common Stock, par value $0.001 per share, of the Maryland Corporation pursuant to the Redomiciliation.

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You will not have to exchange your existing stock certificates for new stock certificates. At the same time, each outstanding warrant, option or right to acquire shares of Common Stock will continue to be a warrant, option or right to acquire an equal number of shares of Maryland Corporation Common Stock under the same terms and conditions.

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Our Common Stock will continue to be traded on The Nasdaq Stock Market LLC under the symbol “FORA.” We do not expect any interruption in the trading of our Common Stock as a result of the Redomiciliation.

If approved by the requisite vote of the holders of shares of Common Stock, the Company intends to make the filings with the State Department of Assessments and Taxation of Maryland and the Secretary of State of the State of Delaware necessary to properly effectuate the Redomiciliation as soon as practicable following the Special Meeting (the “Effective Time”).

The Redomiciliation may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders, as the case may be.
Reasons for the Redomiciliation; Recommendations of the Special Committee and the Board
After careful deliberation, the Special Committee at a meeting held on November 21, 2025, unanimously (i) determined that the Plan of Conversion (including the Maryland Charter and the Maryland Bylaws), and the transactions contemplated thereby, including the Redomiciliation, are advisable and are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, and (ii) recommended that the Board (a) determine that the Plan of Conversion (including the Maryland Charter and the Maryland Bylaws), and the transactions contemplated thereby, including the Redomiciliation, are advisable and are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders; (b) approve and declare advisable the Plan of Conversion (including the Maryland Charter and the Maryland Bylaws), and the transactions contemplated thereby, including the Redomiciliation; and (c) subject to Board approval, (I) direct that the Redomiciliation Resolutions be submitted for adoption by the stockholders of the Company, and (II) resolve to recommend that the stockholders of the Company adopt the Redomiciliation Resolutions
In the course of evaluating the Redomiciliation, the Special Committee retained Potter Anderson, Miles & Stockbridge, and Houlihan Lokey, and also consulted, where appropriate, with members of Company management and Duane Morris. In reaching its determination and making its recommendations, the Special Committee considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance and each of which the Special Committee viewed as generally supportive of its determination and recommendation to the Board:
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Section 203 Impediments. The Company is currently subject to certain anti-takeover protections under Section 203, which prohibits certain transactions between the Company and an “interested stockholder” (as defined in Section 203) of the Company for a period of three years after the date such interested stockholder acquired its stock. These restrictions hinder the Company’s ability to fully take advantage of transactions with Mr. Wygod and other interested stockholders, specifically the Take-Private Offer. These restrictions also hinder the Company’s ability to use equity to compensate its directors and officers who are members of the Consortium. While the Company could seek to amend its Delaware Organizational Documents to opt out of the Section 203 anti-takeover provision, the restrictions under Section 203 would continue to apply to Mr. Wygod or any other current “interested stockholder” of the Company for a period of time while the Company remains a Delaware corporation. Additionally, while the Company could seek the affirmative vote of sixty-six and two-thirds (66 2/3%) of the outstanding shares of Common Stock held by the Company’s stockholders other than the interested stockholders for any transaction with an “interested stockholder,” including the Take-Private Offer, (i) the Consortium has indicated that it is not willing to seek this stockholder approval, and (ii) the Special Committee believes that seeking such a vote would create significant uncertainty as to whether a Take-Private Offer could be consummated due, in part, to the composition of the Company’s stockholder base other than the members of the Consortium. As a result of the Redomiciliation, the Company would no longer be subject to Section 203, which would allow the Special Committee to consider the Take-Private Offer and for the Company to continue to use equity to compensate its directors and officers who are members of the Consortium. In connection with the Redomiciliation, the Company will opt out of the similarly restrictive comparable business combination statute and control share acquisition statute contained in the MGCL (although the Board may repeal or modify this by bylaw amendment at any time in the future). See the sections entitled “- Business Combinations with Certain Persons” and “- Restrictions on Voting Rights” under “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” below.

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Alternative Jurisdictions. In addition to considering the Redomiciliation or whether the Company should remain a Delaware corporation, the Special Committee, with assistance from its advisors, and, where appropriate, members of Company management and Duane Morris, also evaluated other possible jurisdictions into which the Company could redomicile through a statutory conversion, specifically, Pennsylvania and Texas. The Special Committee considered the material differences in reincorporating to

Maryland, Pennsylvania and Texas. The assessment of the Special Committee was that neither Pennsylvania nor Texas offered material greater benefits to the Unaffiliated Stockholders as compared to Maryland and that Maryland offered certain benefits not offered by Pennsylvania or Texas.
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Stockholder Rights. Generally, the material rights of the Company’s stockholders, as they currently exist, can be replicated or closely approximated as a Maryland corporation, subject to a few key differences, such as with respect to fiduciary duties, appraisal rights, and exculpation of directors, as discussed in more detail under “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” below.

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Consortium’s Willingness to Enter into Standstill. The Consortium agreed to enter into the Consortium NDA, pursuant to which provided for, among other things, a twelve (12)-month standstill that prevented the Consortium from, among other things, acquiring, offering or seeking to acquire, agreeing to acquire or making a proposal to acquire Company securities, and from seeking to elect, place or remove a director on or from the Board (and, in each case, from making public announcements or entering into agreements with respect to the foregoing). The existence of the Consortium NDA enables the Board and the Special Committee to have a fulsome negotiation with the Consortium regarding the terms of the Take-Private Offer without the threat of an unnegotiated tender offer transaction.

In addition, the Board believes that there are other provisions of Maryland law that are beneficial to stockholders of Maryland corporations, including:
•	The MGCL does not impose a tax on domestic or foreign corporations. In contrast, Delaware imposes a franchise tax on Delaware corporations, but not on foreign corporations.
Although there are other differences between the DGCL and the MGCL, the Board of the Company does not believe that any of these differences will have a significant impact on the Company’s operations. See the section entitled “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL.”
Potential Risks and Disadvantages of the Redomiciliation
Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Maryland also has encouraged incorporation in that state by adopting comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Maryland case law resolving questions about its statutes and regulations is more limited. Therefore, we and our stockholders may experience less predictability in Maryland with respect to the legal effects of certain corporate affairs and transactions, and stockholders’ rights to challenge them, to the extent such actions are not clearly covered by Maryland’s statutes and a court must make a determination. In addition, following the Redomiciliation, our stockholders will have different rights and privileges under Maryland law than under Delaware law, which material differences are described under “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” below.
We will incur certain non-recurring costs in connection with the consummation of the Redomiciliation, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Redomiciliation is consummated. Many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time, and additional unanticipated costs may be incurred in connection with the Redomiciliation.
Although our Board believes that the Redomiciliation is in the best interests of the Company and its stockholders, there can be no assurance that the Redomiciliation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Maryland or the application of Maryland law to the internal affairs of the Company.
Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL
Upon consummation of the Redomiciliation, the Company’s corporate affairs will be governed by the MGCL and the Maryland Organizational Documents. Where possible and prudent, the Company has attempted to maintain consistency between the Maryland Organizational Documents and the Delaware Organizational Documents. The

differences between the MGCL and the DGCL, however, do not make that prudent or possible in all instances. Although it is impracticable to compare all of the aspects in which the MGCL and the DGCL differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of Delaware Corporation Common Stock under the DGCL and the Delaware Organizational Documents and those affecting holders of shares of Maryland Corporation Common Stock under the MGCL and the Maryland Organizational Documents. This discussion is qualified in its entirety by reference to the MGCL, the Maryland Charter and the Maryland Bylaws, copies of which are attached to this Proxy Statement as Appendixes C and D, respectively, and the DGCL and the Delaware Organizational Documents.

	Delaware	Maryland
Authorized Capital Stock:
The Delaware Charter authorizes up to 95,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share, all of which shares of preferred stock are undesignated.

The Maryland Charter will authorize up to 95,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share, all of which shares of preferred stock are undesignated.

Voting Rights:	Under the Delaware Charter, each holder of Common Stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders.	Under the Maryland Charter, each holder of Common Stock will be entitled to one vote for each share on all matters submitted to a vote of the stockholders.
Cumulative Voting Right:	Under the DGCL and the Delaware Charter, the holders of Common Stock do not have cumulative voting rights in the election of directors.	Under the MGCL and the Maryland Charter, the holders of Common Stock do not have cumulative voting rights in the election of directors.
Rights of Holders of Preferred Stock:	The Delaware Charter provides that the Board is authorized to fix the designation, powers, preferences, rights, and any qualifications, limitations, or restrictions of the preferred stock.	The Maryland Charter will provide that the Board is authorized to fix the designation, powers, preferences, rights, and any qualifications, limitations, or restrictions of the preferred stock.
Number and Classification of Directors:
There are currently eight (8) directors on the Board. The Delaware Charter provides that the number of directors that will constitute the Board shall be fixed from time to time by the Board of Directors in the manner provided by the bylaws, which provide that the number of directors shall be fixed pursuant to a resolution adopted by a majority of the total number of authorized directors. Each director will serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

The Delaware Charter provides for a classified board of directors (Class I, Class II and Class III) so that all directors will be elected to hold office for staggered three-year terms expiring at the third annual meeting following the annual meeting at which such director was elected.

There will initially be eight (8) directors on the Board.
The Maryland Charter and Maryland Bylaws will provide that the number of directors shall not exceed fifteen (15), with the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board, and which number may be increased or decreased only by the Board pursuant to the Maryland Charter and Maryland Bylaws but shall never be less than the minimum number required by the MGCL.

Similar to the Delaware Charter, the Maryland Charter will provide for a classified board of directors (Class I, Class II and Class III) so that all directors will be elected to hold office for staggered three-year terms expiring at the third annual meeting following the annual meeting at which such director was elected.

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Removal of Directors:
Because the Board is classified and the Delaware Charter does not otherwise provide, directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the shares of stock entitled to vote generally in the election of directors.

The Maryland Charter will provide that any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of shares entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors.

The MGCL permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934, as amended, and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in its charter or bylaws, to, among others, the following provision: that a director may be removed only by a two-thirds vote of the stockholders.

Election of Directors:
The Delaware Bylaws provide that at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the votes of the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The Maryland Bylaws will provide that at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of all of the votes cast at the meeting.

Vacancies on the Board:
The Delaware Bylaws provide that, subject to the rights of the holders of any series of preferred stock, vacancies on our Board resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board, will, unless the Board determines by resolution that any such vacancies or newly created directorships will be filled by stockholders, be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

The Maryland Charter will provide that, except as may be provided by the Board in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve until the next annual meeting of stockholders and until a successor is duly elected and qualified.

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Special Meetings of Stockholders:
The Delaware Bylaws provide that the special meetings of stockholders may be called by the Chairperson of the Board, the Chief Executive Officer of the Company, or the Board (pursuant to a resolution adopted by a majority of the total number of authorized directors).

The Maryland Bylaws will provide that the special meetings of stockholders may be called by the chairman of the Board, president, chief executive officer or the Board. Special meetings of stockholders may also be called by the secretary of the Corporation upon the written request of stockholders holding not less than a majority of the votes entitled to be cast at the meeting.

Special Meetings of Board:
The Delaware Bylaws provide that special meetings of the Board may be called by the Chairperson of the Board, the Chief Executive Officer of the Company or a majority of the total number of authorized directors.

The Maryland Bylaws will provide that special meetings of the Board may be called by the chairman of the Board, the chief executive officer, the president or by a majority of the directors then in office.

Stockholder Action by Written Consent:
The DGCL permits corporate action without a meeting of stockholders of a corporation upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the corporation’s certificate of incorporation expressly provides otherwise.

The Delaware Charter eliminates the ability of the stockholders to take action by written consent.

The MGCL permits stockholders of Maryland corporations to act by consent, except that, under Maryland law, an action by consent must be unanimous unless otherwise provided in the charter. The Maryland charter does not provide otherwise.

Quorum and Voting of Stockholders:
Under the Delaware Bylaws, the presence, in person or by proxy, of the holders of at least one-third of the outstanding capital stock of the Company entitled to vote will constitute a quorum for the transaction of business.

Under the Delaware Bylaws, unless otherwise provided by the DGCL, the applicable stock exchange rules, the certificate of incorporation or bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon will be the act of the shareholders.

The Maryland Bylaws will provide that at any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter will constitute a quorum.

The Maryland Charter will provide that, unless a greater vote is required by statute or by the Maryland Charter, other than with respect to the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting of stockholders and entitled to vote generally on the subject matter shall be sufficient to approve any other matter which may properly come before the meeting.

Advance Notice Procedures for Stockholder Proposals or Director Nominations:	Under the Delaware Bylaws, a stockholder entitled to vote at an annual meeting may nominate an	The Maryland Bylaws will provide that a stockholder entitled to vote at an annual meeting may nominate an

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individual for election as a director and propose business for consideration at the annual meeting by providing written notice as set forth in the Delaware Bylaws to the Secretary not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice by the stockholder in order to be timely must be so delivered no earlier than the 120th day and no later than the 90th day prior to the date of the meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

individual for election as a director and propose business for consideration at the annual meeting by providing written notice as set forth in the Maryland Bylaws to the Secretary not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice by the stockholder in order to be timely must be so delivered no earlier than the 120th day and no later than the 90th day prior to the date of the meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Business Combinations with Certain Persons:
Under Section 203 of the DGCL, an “interested stockholder” is generally defined as a person that (a) is owner of 15% or more of the outstanding voting stock of the corporation or (b) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL prohibits a corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder, unless one of the following exceptions apply: (1) prior to becoming an interested stockholder the board approved either the business combination or transaction that resulted in the stockholder becoming an interested stockholder; (2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested

Under Subtitle 6 of Title 3 of the MGCL, Maryland law restricts business combinations with “interested stockholders” and their associates and affiliates. Unlike Delaware, Maryland’s restriction on such transactions extends for 5 (rather than 3) years from the time such person became an interested stockholder.

In addition, after such 5-year period, a business combination with an interested stockholder must be recommended by the board of directors and approved by the affirmative vote of at least: (1) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation, voting together as a single voting group; and (2) two-thirds of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group.

Similar to Delaware, a corporation may opt out of Maryland’s business combinations statute in its charter. A corporation may also opt out of the

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stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced (subject to certain exceptions); or (3) at the time the business combination is approved by the board or subsequent to board approval, the transaction is authorized at an annual or special stockholder meeting (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

The DGCL generally defines a “business combination” as (i) any merger and consolidations with the interested stockholder or that results in Section 203 no longer being applicable; (ii) any sale lease, exchange, mortgage, pledge, transfer or other disposition of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) any transaction that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) any transaction that has the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions. The DGCL allows a corporation to elect not to be governed by Section 203.

The Company has not opted out of Section 203.

business combination statute by written resolutions of the board of directors.

An “interested stockholder” is defined as a beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting stock of the corporation.

However, a person is not an interested stockholder if, prior to the most recent time at which such person would otherwise have become an interested stockholder, the board of directors of the corporation approved the transaction which otherwise would have resulted in the person’s becoming an interested stockholder (which approval may be made subject to compliance, at or after the time of approval, with any terms and conditions determined by the board, e.g., a standstill requirement).

Pursuant to the Maryland Charter, the provisions of Sections 3-601 to 3-604, including Section 3-602 in whole, of the MGCL will not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL) between the Company and any of its present or future stockholders and no person will have or obtain the status of an “interested stockholder” (as defined in Section 3-601(j) of the MGCL). Therefore, following the Redomiciliation, no “business combination,” including the business combination contemplated by the Take Private Offer, will be subject to the five-year waiting period or the supermajority votes.

Charter Amendments:
Under the DGCL, a corporation may amend its certificate of incorporation in any respect.

To amend the certificate of incorporation, the board must approve and declare advisable the amendment and present the proposed amendment

Maryland requires a higher vote than Delaware for charter amendments, specifically, the affirmative vote of two-thirds of all of the votes entitled to be cast on the matter. The Maryland Charter will not contain any additional voting requirements with respect to charter amendments, but in accordance

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to the stockholders entitled to vote for approval (subject to limited exceptions, including name changes and forward stock splits).

An amendment is adopted if holders of a majority of the shares entitled to vote approve the amendment. In addition, if an amendment would increase or decrease the number of authorized shares of a class, change the par value of the shares of a class, or alter or change the powers, preferences or special rights of the shares of a class, such class will be entitled to a separate class vote. Further, if an amendment would alter or change the powers, preferences or special rights of the shares of a series of a class (but not the whole class), only the affected series shall be entitled to a separate series vote.

If the shares are listed on a national securities exchange, an amendment to increase or decrease the number of authorized shares of a class or effect a reverse stock split may be approved if the votes cast for the amendment exceed the votes cast against the amendment (subject to certain limitations).

The Delaware Charter does not contain any additional voting requirements with respect to charter amendments.
with the MGCL, will reduce the required vote to a majority of all of the votes entitled to be cast on the matter.
Bylaw Amendments:
Stockholders of Delaware corporations have the inherent authority to adopt, amend or repeal the bylaws. Under the DGCL, the certificate of incorporation may confer power to amend the bylaws upon the board, but such conferral does not limit or divest the stockholders of their power to amend the bylaws. The Delaware Charter expressly authorizes the board to amend the bylaws.

The Delaware Bylaws require that in addition to any vote of the holders of any class or series of stock of the Company required by law or by the Delaware Charter, amending the bylaws shall require the

Similar to Delaware, stockholders of Maryland corporations have the inherent authority to amend the bylaws, but corporations may confer such ability to amend the bylaws solely on the board of directors.

The Maryland Charter will provide that the power to adopt, alter, and repeal the bylaws will be jointly vested in the board of directors and the stockholders of the Company.

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affirmative vote of the holders of at least a majority of the voting power of all of the then- outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

Extraordinary Transactions:
Under the DGCL, generally, a merger, consolidation, conversion, sale of all or substantially all of a corporation’s assets (other than a sale to a wholly owned subsidiary), transfer, domestication, continuance or dissolution must be approved by the corporation’s board of directors and a majority in voting power of the outstanding shares entitled to vote thereon.

Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter.

The Maryland Charter will provide that these actions must be approved by the affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Control Share Acquisitions:	Delaware does not have a control share acquisition statute.
The Maryland Bylaws will contain a provision that exempts from the control share acquisition statute any and all acquisitions by any person of any shares of Common Stock, including the Consortium.

The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of such shares in the election of directors: (a) a person who makes or proposes to make a control share acquisition, (b) an officer of the corporation or (c) an employee of the corporation who is

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also a director of the corporation. “Control shares” are voting shares of stock which, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), that would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem for fair value any or all of the control shares (except those for which voting rights have previously been approved).

Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of

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the last control share acquisition by the acquirer or if a meeting of stockholders is held at which the voting rights of such shares are considered and not approved, as of the date of the meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply to (a) shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) acquisitions approved or exempted by the charter or bylaws of the corporation.

Dividends:
The Delaware Bylaws provide that subject to the provisions of the Delaware Charter and applicable law, the Board may declare and pay dividends upon the shares of capital stock of the Company, which dividends may be paid either in cash, in property or in shares of the capital stock of the Company.

The Maryland Bylaws will provide that subject to the provisions of law and the Maryland Charter, the Board may declare and pay dividends upon the shares of capital stock of the Company, which dividends may be paid either in cash, in property or stock of the Company.

Limitation of Liability:
Under the DGCL, a Delaware corporation is permitted to eliminate or limit the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, other than: (i) breach of the duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) willful or negligent violation of the laws governing the payment of dividends or the purchase or redemption of stock (directors only); (iv) any transaction from which the director or officer derives an improper personal benefit; or (v) in any action by or in the right of a Delaware corporation (officers only).

Under the MGCL, the charter of a Maryland corporation may limit directors’ and officers’ liability to the corporation or its stockholders. Maryland has more limited exceptions to this limitation on liability than Delaware, however, the only exceptions to the liability limitation permitted in the charter are: (a) actual receipt of an improper benefit or profit in money, property or services and (b) active and deliberate dishonesty established by a final judgment as material to the cause of action. Maryland corporations are also expressly permitted to expand directors’ and officers’ liability in the charter.

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As permitted by the DGCL, the Delaware Charter provides that no director will have personal liability to the Company or any of its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.

Under the MGCL, directors who approve the payment of unlawful dividends, redemptions or stock purchases are liable to the corporation for the unlawful portion of the payment only if the director also violated the standard of conduct for directors and to the extent that one of the exceptions to the limitation of liability discussed above apply. A director who is held liable for amounts unlawfully paid is entitled to contribution from stockholders who accepted the dividend or asset with knowledge of the violation of the law. Directors and officers also are criminally liable for a misdemeanor if they knowingly and willfully authorize or consent to the issuance of unauthorized stock of the corporation.

Additionally, a present or former director who performs his or her duties in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances is immune from liability in any action based on an act of the director.

The Maryland Charter will provide that, to the fullest extent permitted by Maryland law, no director or officer of the Company will be liable to the Company or its stockholders for money damages.

Indemnification of Officers and Directors:
The Delaware Governing Documents provide for the indemnification and advancement of expenses for directors and executive officers to the extent not prohibited by the DGCL and applicable law, and also provide the Company with the power to indemnify its other officers, employees and other agents as set forth in the DGCL or any other applicable law. The Company has also entered into indemnification agreements with its directors and certain officers.

The Maryland Organizational Documents will provide for the indemnification and advancement of expenses for current and former directors and officers to the fullest extent the Company is empowered to do so unless prohibited by the MGCL.

Similar to Delaware, the MGCL allows for permissive indemnification of current and past directors, officer, and employees in certain circumstances. Under the MGCL, a corporation may indemnify any director, officer, or employee or any prior director, officer,

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Under the DGCL, a Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

A Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except or employee made a party to any proceeding by reason of service in that capacity unless it is established that: (i) the act or omission of the director, officer, or employee was material to the matter giving rise to the proceeding; and was committed in bad faith, or was the result of active and deliberate dishonesty; (ii) the director, officer, or employee actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, officer, or employee had reasonable cause to believe that the act or omission was unlawful.

Maryland provides for a broad scope of indemnification, similar to Delaware. Under the MGCL, indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding. However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

Additionally, in Maryland, a director, officer, or employee may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

Under the MGCL, unless limited by charter, indemnification is mandatory if a director or officer is successful on the merits or otherwise in the defense of any proceeding, or in the defense of any claim, issue or matter in the proceeding, covered by the indemnification statute.

Under the MGCL, a Maryland corporation may not advance expenses for a proceeding brought by a director

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that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or officer is successful on the merits or otherwise, in the defense of the proceeding. Delaware allows for the permissive advancement of expenses (including attorneys’ fees).

against the corporation, except: (i) for a proceeding brought to enforce indemnification; or (ii) if the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise. The Maryland charter will require advancement to the maximum extent of Maryland law.

In the advancement context, the MGCL requires, as a condition to such advancement, that the corporation receive a written affirmation by the director of his or her good faith belief that the standard of conduct for indemnification has been met or written undertaking by or on behalf of the director.

Fiduciary Duties:
Directors and officers have a fiduciary duty to act in the best interests of the corporation and its stockholders. This fiduciary responsibility includes the duty of care and the duty of loyalty.

The duty of care requires directors to act in a fully informed manner and exercise that degree of care and prudence that would be expected of them in the management of their own affairs.

The duty of loyalty requires a director to place the interests of the corporation and its stockholders above any personal interest when making decisions. The duty of loyalty prohibits a director from using their corporate position to realize personal gain at the expense of the corporation. Subsumed within the duty of loyalty is the duty to act in good faith, which requires directors to act honestly and in a manner that is not knowingly unlawful or contrary to public policy. Deliberate indifference or inaction in the face of a known duty to act are hallmarks of bad faith conduct.

Maryland has codified fiduciary duties in a statutory standard of conduct as follows: A director of a corporation shall act: (1) in good faith; (2) in a manner the director reasonably believes to be in the best interests of the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances. The same duties apply to officers of a corporation. Maryland directors are entitled to a statutory presumption of compliance with the standard of conduct. Under Maryland law, directors are not subject to any heightened standard of care or level of review under any circumstances.

No “common law” fiduciary principles are applied to directors under Maryland law, even in the case of interested party transactions.

Maryland observes common law fiduciary duties with respect to officers of a Maryland corporation. Officers of a Maryland corporation are entitled to

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Directors’ and officers’ actions are protected by the “business judgment rule,” which presumes that a director’s or officer’s business decision was made on an informed basis, in good faith, and in the honest belief that the action was in the best interest of the corporation. Unless a plaintiff challenging a board action can rebut the business judgment rule, Delaware courts refrain from second guessing board decisions. The business judgment rule recognizes the need to encourage directors to undertake the risks and make the decisions necessary to run a business.

When the presumptions of the business judgment rule apply, a finding of a breach of the duty of care requires a showing of gross negligence. In this context, gross negligence means “reckless indifference to or a deliberate disregard of the stockholders, … or actions which are without the bounds of reason.” The duty of loyalty may be implicated whenever directors have a material conflict with respect to a transaction or have a material relationship with a person that has a material conflict with respect to the transaction.

If a plaintiff is able to rebut the presumptions of the business judgment rule, directors and officers can face heightened scrutiny and a court will determine if their actions were entirely fair to the corporation. The entire fairness standard of review is typically triggered when (i) a corporation undertakes a transaction with its controlling stockholder, (ii) a majority of the board are not disinterested and independent, or (iii) a majority of the board is found to have breached its duty of care or duty of loyalty.

In addition, in certain situations, including the adoption of anti-takeover measures and change in control transactions, the business judgment rule will not be available until certain presumption of compliance by way of a common law business judgment rule. Maryland courts have not recognized any heighted standard of care or level of review with respect to whether officers have complied with their common law fiduciary duties.

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enhanced standards are met. For example, in the sale of control context, the board must seek to obtain the highest value reasonably available to stockholders.

Under Delaware law, directors and officers who are found to have violated their fiduciary duty may be personally liable to the corporation, subject to exculpatory provisions in the certificate of incorporation eliminating monetary damages for breaches of the duty of care.

Stockholders’ Right to Inspect Books and Records:
Under the DGCL, any stockholder may inspect and make copies and extracts from the corporation’s stock ledger, stockholder list, and its other books and records, during usual business hours, for any proper purpose upon written demand under oath stating the purpose of the inspection.

Delaware recently defined “books and records” by statute, limiting the books and records a stockholder is entitled to inspect (subject to certain exceptions) to the certificate of incorporation, bylaws, minutes of stockholder meetings and stockholder actions by consent over the past 3 years, communications to stockholders within the past 3 years, minutes of the board of directors and committee meetings, materials provided to the board of directors and committees, annual financial statements of the corporation for the past 3 years, any agreements entered into under Section 122(18) of the DGCL (such as stockholders’ agreements), and director and officer independence questionnaires.

A stockholder may inspect and copy the Delaware corporation’s books and records only if the stockholder’s demand is made in good faith and for a proper purpose, the stockholder’s demand describes with reasonable particularity the stockholder’s purpose and the books and records the stockholder seeks to inspect, and the books and records sought are specifically related to the stockholder’s purpose. If a Delaware corporation refuses to permit inspection

Under the MGCL, any stockholder, holder of a voting trust certificate in a corporation, or his agent, on request provided in writing or by electronic transmission, may inspect and copy during usual business hours any of the following corporate documents: (1) bylaws; (2) minutes of the proceedings of the stockholders; (3) annual statements of affairs; and (4) voting trust agreements provided to the corporation.

Additionally, one or more stockholders who, for at least six months, have held shares of record or voting trust certificates representing at least 5% of the outstanding shares of any class or series may also demand and inspect: (1) the corporation’s books of account; (2) a statement of the corporation’s affairs and (3) the stock ledger of the corporation.

A Maryland corporation may impose reasonable restrictions on the confidentiality, use, or distribution of books and records and may condition producing such books and records on the stockholder agreeing that any information included in the corporation’s books and records is confidential.

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or fails to reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection. Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s stockholder list of stock ledger, the burden shifts to the corporation to prove the inspection is sought for an improper purpose.

A corporation may impose reasonable restrictions on the confidentiality, use, or distribution of books and records and may condition producing such books and records on the stockholder agreeing that any information included in the corporation’s books and records is deemed incorporated by reference in any complaint filed by or at the direction of the stockholder in relation to the subject matter referenced in the demand. A corporation may also redact portions of books and records to the extent such portions are not specifically related to the stockholder’s purpose.

Appraisal and Dissenters Rights:
Under the DGCL, with certain exceptions, stockholders have the right to dissent and demand an appraisal by the Court of Chancery to award the “fair value” of shares in certain mergers, consolidations, conversions, transfers, domestications and continuances.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or any combination of the foregoing.

Under the MGCL, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if the transaction is governed by the business combination statute.

Maryland provides for appraisal rights (or rights of an objecting stockholder under Subtitle 2 of Title 3 of the MGCL) in a similar array of circumstances as does Delaware, with such rights being available for consolidations and mergers, share exchanges, transfers of a corporation’s assets, entity conversions, and certain charter amendments.

However, Maryland provides for broader exceptions to appraisal rights, including, among other things, if the corporation is listed on a national securities exchange. The only exception to this market-out

	Delaware	Maryland

exception is management-led buyouts where management holders more than 5% of the outstanding voting stock and management’s stock will be treated differently than other stockholders. Additionally, unlike Delaware, the charter of a Maryland corporation may eliminate appraisal rights entirely.

The Maryland Charter will provide that a holder of shares of stock of the Company shall be entitled to the right to fair value of their stock in accordance with the provisions of Subtitle 2 of Title 3 of the MGCL (i.e. to the fullest extent provided for under Maryland law).

The Maryland Charter will also provide that, with respect to a merger or consolidation, a holder of shares of the Company who otherwise would be bound by the terms of the transaction under Section 3-202(c)(1) of the MGCL may demand the fair value of the stockholder’s stock if, in the transaction, the holder of shares of the Company will be required to accept for such holder’s shares anything other than (i) shares of the corporation surviving or resulting from the merger or consolidation, (ii) shares of any other corporation if such shares will be listed on a national securities exchange, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing. It is not clear as a matter of Maryland law whether a Maryland corporation can provide, in its articles of incorporation, for appraisal rights in the circumstances described in the immediately preceding sentence. Therefore, it is not certain that this provision in the Maryland Charter will provide the Company’s stockholders with the same appraisal rights as would be available under Delaware law in such circumstances.

Exclusive Forum:
The Delaware Bylaws provides that the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state

The Maryland Charter will provide that unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland or, if that court does not have jurisdiction, the United States District Court for the District of Maryland,

Delaware	Maryland

courts lack subject matter jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any current or former director, officer or other employee of the Corporation, arising out of or pursuant to any provision of the DGCL or the Delaware Organizational Documents, (iv) any action or proceeding to interpret, apply, enforce or determine the validity of the Delaware Organizational Documents (including any right, obligation, or remedy thereunder), (v) any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; and (vi) any action asserting a claim against the Company, director, officer or other employee of the Company governed by the internal affairs doctrine. Additionally, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the District of Delaware will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Northen Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, including, without limitation, (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, or (iii) any action asserting a claim arising pursuant to any provision of the MGCL, or (b) any action asserting a claim governed by the internal affairs doctrine.

The Company’s management does not have any present intention of amending or otherwise altering the Maryland Charter or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the Company’s present or future directors, make it in the Company’s best interests to amend or supplement the Maryland Charter or the Maryland Bylaws, or both, at some future date. Therefore, there can be no assurance that such Maryland Organizational Documents will not be amended or supplemented, including changes to provisions that directly affect the rights of stockholders. Stockholders also should refer to the DGCL and the MGCL with respect to the matters discussed in this Proxy Statement.
Regulatory Approvals and Effective Time
If approved by the requisite vote of the holders of shares of Common Stock, the Company intends to make the requisite filings with the State Department of Assessments and Taxation of Maryland and the Secretary of State of the State of Delaware necessary to properly effectuate the Redomiciliation as soon as practicable following the Special Meeting.

Material U.S. Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Redomiciliation to holders of shares of Common Stock of the Delaware Corporation whose Common Stock becomes shares of Common Stock of the Maryland Corporation, respectively, pursuant to the Redomiciliation.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (“Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of Common Stock that are U.S. holders (as defined below) and that hold their shares of Common Stock as capital assets, within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders who acquired their shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders who hold their shares of Common Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.
HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REDOMICILIATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES.
For purposes of this section, a U.S. holder is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of Common Stock should consult its tax advisor regarding the tax consequences of the Redomiciliation.
Treatment of the Redomiciliation
We intend the Redomiciliation, for U.S. federal income tax purposes, to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Redomiciliation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•
No gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Delaware Corporation Common Stock upon the conversion of such Delaware Corporation Common Stock into the Maryland Corporation Common Stock in connection with the Redomiciliation;

•
The aggregate tax basis of the shares of the Maryland Corporation Common Stock received by a holder of shares of the Delaware Corporation Common Stock in connection with the Redomiciliation will equal the aggregate tax basis of the shares of the Delaware Corporation Common Stock converted into such shares of the Maryland Corporation Common Stock; and

•
The holding period of the shares of the Maryland Corporation Common Stock received by a holder of the Delaware Corporation Common Stock in connection with the Redomiciliation will include the holding period of the Common Stock converted into such shares of the Maryland Corporation Common Stock.

Stockholders who have acquired different blocks of Common Stock at different times or at different prices, and whose blocks of Delaware Corporation Common Stock are converted into shares of Maryland Corporation Common Stock in the Redomiciliation, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Maryland Corporation Common Stock.
Information Reporting
A U.S. holder of Common Stock who owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Redomiciliation will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Redomiciliation occurs a statement setting forth certain information relating to the Redomiciliation, including the aggregate fair market value and tax basis of the stock of such holder converted in the Redomiciliation. Holders of Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.
Securities Law Consequences
After the Redomiciliation, we will continue to be a publicly held company, shares of Common Stock will continue to be traded on the Nasdaq Stock Market LLC under the symbol “FORA,” and we will continue to file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. We and our stockholders will be in the same respective positions under the federal securities laws after the Redomiciliation as we and our stockholders were prior to the Redomiciliation.
Appraisal Rights
Under Delaware law, holders of shares of Common Stock are not entitled to appraisal rights in connection with the Redomiciliation as contemplated by the Plan of Conversion.
Accounting Treatment
We expect that the Redomiciliation will have no effect from an accounting perspective. Accordingly, the Company’s historical financial statements, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this Proxy Statement, will be treated as the financial statements of the Company following the Redomiciliation.
Effect of Not Obtaining the Required Vote for Approval
If this Redomiciliation proposal fails to obtain the requisite vote for approval, the Redomiciliation will not be consummated and we will continue to be incorporated in Delaware.
Abandonment and Deferral
Notwithstanding a favorable vote of the stockholders, the Board may decide to abandon or defer the Redomiciliation prior to its effectiveness.
Vote Required for Approval of this Proposal and Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of this Redomiciliation proposal will require the affirmative vote of holders of a majority of the voting power of shares outstanding of Common Stock. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this Redomiciliation proposal.
Proposal 1 is a non-routine matter. If you own shares through a bank, broker or other holder of record, those shares may not be voted on Proposal 1 by such bank, broker or other holder of record without your instructions. Broker non-votes, if any, will be counted as votes “against” Proposal 1. We do not expect there to be any broker non-votes at the Special Meeting because we believe that under applicable rules both Proposal 1 and Proposal 2 are considered non-routine matters. Abstentions will be considered present for the purpose of determining the presence of a quorum and will have the effect of a vote against the Take-Private Offer.
Based solely on the information included in the most recently available Schedule 13D/A filed with the SEC on October 2, 2025, by 2025 Acquisition Corporation and the Consortium, the Consortium is, in the aggregate, the beneficial owner of 20,654,385 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock. The Consortium has advised us that they intend to vote all such shares in favor of Proposal 1. Assuming the Consortium votes as indicated, approval by the shareholders of Proposal 1 is ensured.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REDOMICILIATION OF OUR COMPANY IN MARYLAND.

PROPOSAL 2: APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1
At the Special Meeting, stockholders are being asked to approve a proposal for one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if we have not obtained sufficient affirmative stockholder votes to approve the Redomiciliation proposal to be considered at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies. If, at the Special Meeting, the number of shares present in person or represented by proxy and voting in favor of Proposal 1 is not sufficient to approve the proposal, then we may move to adjourn the Special Meeting in order to enable our directors, officers and employees to solicit additional proxies for the adoption of the proposal. In that event, we will ask our stockholders to vote only upon Proposal 2, and not Proposal 1.
Proposal 2 relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to approve the Redomiciliation proposal to be considered at the meeting. The Company retains full authority to the extent set forth in the Delaware Organizational Documents, each as currently in effect, to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any stockholder.
Assuming a quorum is present, approval of Proposal 2 requires the affirmative vote of a majority of the voting power of shares present in person or represented by proxy at the Special Meeting and entitled to vote generally on the proposal. Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Broker non-votes, if any, will not affect the outcome of the vote. Abstentions, if any, will have the effect of a vote AGAINST the proposal.
Based solely on the information included in the most recently available Schedule 13D/A filed with the SEC on October 2, 2025, by 2025 Acquisition Corporation and the Consortium, the Consortium is, in the aggregate, the beneficial owner of 20,654,385 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock. The Consortium has advised us that they intend to vote all such shares in favor of Proposal 2. Assuming the Consortium votes as indicated, approval by the shareholders of Proposal 2 is ensured.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE
PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS
The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of December 15, 2025 (except where otherwise noted) by:
•	each stockholder known by the Company to own beneficially more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all directors and executive officers as a group.
Percentage ownership in the following table is based on 31,072,252 shares of Common Stock outstanding as of November 26, 2025. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of Common Stock that may be acquired within 60 days of December 15, 2025, subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. Unless otherwise noted, the address of all listed stockholders is c/o Forian Inc., 41 University Drive, Suite 400, Newtown, PA 18940. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Class
Named Executive Officers and Directors:
Mark J. Adler, M.D.(1)	73,833	*
Ian G. Banwell(2)	142,284	*
Adam Dublin	2,405,533	7.7%
Jennifer Hajj(3)	47,500	*
Shahir Kassam-Adams(4)	212,434	*
Edward Spaniel, Jr.(5)	2,520,491	8.1%
Alyssa Varadhan(6)	42,500	*
Michael Vesey(7)	846,042	2.7%
Kristiina Vuori(8)	66,257	*
Max C. Wygod(9)	3,922,251	12.6%
Directors and Executive Officers as a group (10 individuals)(10)	7,758,634	24.8%
Beneficial Owners of more than 5% of our Common Stock:
Phyllis Dublin(11)	1,831,526	5.9%
Anthony Vuolo(12)	4,015,795	12.9%
Emily Bushnell(13)	3,431,699	11.0%
2025 Acquisition Corp(14)	20,654,385	66.5%

*	Represents beneficial ownership of less than one percent (1%).
(1)	Includes (i) 36,333 shares held by Dr. Adler and (ii) 37,500 shares issuable to Dr. Adler pursuant to options exercisable within 60 days of December 15, 2025.
(2)
Includes (i) 5,000 shares held by Mr. Banwell; (ii) 99,784 shares held by Mr. Banwell’s spouse; and (iii) 37,500 shares issuable to Mr. Banwell pursuant to options exercisable within 60 days of December 15, 2025.

(3)
Includes (i) 5,000 shares held by Ms. Hajj; (ii) 5,000 shares held by Ms. Hajj’s spouse; and (iii) 37,500 shares issuable to Ms. Hajj pursuant to options exercisable within 60 days of December 15, 2025.

(4)	Includes (i) 174,934 shares held by Mr. Kassam-Adams and (ii) 37,500 shares issuable to Mr. Kassam-Adams pursuant to options exercisable within 60 days of December 15, 2025.
(5)
Includes (i) 688,965 shares held by Mr. Spaniel; and (ii) 1,831,526 shares held by The Adam H. Dublin 2019 Family Trust of which Mr. Spaniel is co-trustee and has joint investment and dispositive power. Mr. Spaniel disclaims beneficial ownership of the shares held by The Adam H. Dublin 2019 Family Trust.

(6)	Includes (i) 5,000 shares held by Ms. Varadhan and (ii) 37,500 shares issuable to Ms. Varadhan pursuant to options exercisable within 60 days of December 15, 2025.
(7)	Includes (i) 106,355 shares held by Mr. Vesey and (ii) 739,687 shares issuable to Mr. Vesey pursuant to options exercisable within 60 days of December 15, 2025.
(8)	Includes (i) 28,757 shares of held by Dr. Vuori and (ii) 37,500 shares issuable to Dr. Vuori pursuant to an option exercisable within 60 days of December 15, 2025.
(9)
Includes (i) 1,328,927 shares held individually, (ii) 1,489,576 shares held the WYGOD FAMILY REV LT U/T/A (the “Family Trust”) of which Mr. Wygod is co-trustee and has shared investment and dispositive power, (iii) 1,040,899 shares held by the ADMINISTRATIVE TRUST U/ WYGOD FAMILY RV (the “Administrative Trust”) of which Mr. Wygod is co-trustee and has shared investment and dispositive power, and (iv) 62,849 held by the Estate of Martin J. Wygod of which Mr. Wygod is executor.

(10)	Includes directors and all current executive officers.
(11)
These shares are held by The Adam H. Dublin 2019 Family Trust of which Ms. Dublin is co-trustee and has joint investment and dispositive power. The address for The Adam H. Dublin 2019 Family Trust is c/o Phyllis Dublin/Trustee, 936 Sheridan Road, Wilmette, IL 60091.

(12)
Includes (i) 370,396 shares held directly by Mr. Vuolo and (ii) 3,645,399 shares held by the Max Wygod Dynasty Trust of which Mr. Vuolo is trustee and has sole investment and dispositive power. Mr. Vuolo disclaims beneficial ownership of the shares held by the Max Wygod Family Dynasty Trust.

(13)
Includes (i) 901,224 shares held individually, (ii) 1,489,576 shares held by the Family Trust of which Ms. Bushnell is co-trustee and has shared investment and dispositive power, and (iii) 1,040,899 shares by the Administrative Trust of which Ms. Bushnell is co-trustee and has shared investment and dispositive power.

(14)
Based solely on the information included in the most recently available Schedule 13D/A filed with the SEC on October 2, 2025, by 2025 Acquisition Corporation and the other parties thereto (collectively, the “Consortium”). The aggregate number of shares held by members of the Consortium include: (i) 0 shares held by 2025 Acquisition Corporation, a Delaware corporation; (ii) 1,328,927 held by Max. C. Wygod; (iii) 901,224 shares held by Emily Bushnell; (iv) 1,040,899 shares held by the Administrative Trust of which Mr. Wygod and Ms. Bushnell are co-trustees and have shared investment and dispositive power; (v) 1,489,576 held by the Family Trust of which Mr. Wygod and Ms. Bushnell are co-trustees and have shared investment and dispositive power; (vi) 370,396 held by Mr. Vuolo; (vii) 3,645,399 shares of the Max Wygod Family Dynasty Trust of which Mr. Vuolo is trustee and has sole investment and dispositive power; (viii)(a) 935,598 shares held by Oracle Partners, L.P., a Delaware limited partnership (“Partners”), (b) 113,9292 shares held by Oracle Institutional Partners, L.P., a Delaware limited partnership (“Institutional Partners”), (c) 28,000 shares held by Oracle Investment Management, Inc. Employees’ Retirement Plan, an employee benefit plan organized in Connecticut (the “Retirement Plan”), (d) 7,200 shares held by the Feinberg Family Foundation, a foundation organized in Connecticut (the “Foundation”), (e) 1,049,527 shares held by Oracle Associates, LLC, a Delaware limited liability company (“Oracle Associates”), (f) 1,077,527 shares held by Oracle Investment Management, Inc., a Delaware corporation (the “Investment Manager”), and (g) 281, 380 shares held by Larry N. Feinberg, Mr. Feinberg is managing member of Oracle Associates, which is general partner of Partners, Institutional Partners, and Ten Fund, Mr. Feinberg is also trustee of Retirement Plan and Foundation and President of Investment Manager; (ix) 748,865 shares held by the Feinberg Children’s Trust, a Connecticut Trust, of which Adam Usdan is sole trustee; (x) 2,505,533 shares held by Adam H. Dublin; (xi) 1,831,526 shares held by The Adam H. Dublin 2019 Family Trust of which Mr. Spaniel and Ms. Dublin are co-trustees and have joint investment and dispositive power; (xii) 688,965 shares held by Mr. Spaniel; (xiii) 525,000 shares held jointly by Carl Berg and his spouse, Rachel Berg; (xiv) 237,578 shares held by Rachel Berg GST Exempt 2012 Trust, of which Mr. Berg is trustee; (xv) 597,000 shares held directly by Mr. Berg; (xvi) 52,000 shares held by Rachel Berg, over which Mr. Berg has investment authority; (xvii) 32,300 shares held by Eric Berg, over which Mr. Berg has investment authority; (xviii) 30,300 shares held by Adam Berg, over which Mr. Berg has investment authority, (xix) 36,700 shares held by Emma Berg, over which Mr. Berg has investment authority; (xx) 30,000 shares held by Alexander Berg, over which Mr. Berg has investment authority; (xxi) 1,472,984 shares held by Marble Lane Partners I, LLC, David Mehlman is managing member of the partnership and has sole voting and dispositive power; (xxii) 717,699 shares held by Michael Sawyer; (xxiii) 618,908 shares held by the Nell and Jane Cameron 2006 Trust (the “2006 Trust”), Keri Cameron is sole trustee of the 2006 Trust and has sole voting and dispositive power; (xxiv) 202,434 shares held by Mr. Kassam-Adams; (xxv) 202,434 shares held by 360 Ventures, LLC, a Virginia limited liability company of which Mr. Kassam-Adams is the general manager and has sole voting and dispositive power; (xxvi) 103,911 shares held by Charles Mele; and (xxvii) 80,154 shares held by Michael Glick.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR ANNUAL MEETING OF STOCKHOLDERS
Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2026 (the “2026 Annual Meeting”) and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Forian Inc., 41 University Drive, Suite 400, Newtown, Pennsylvania 18940, pursuant to our bylaws for inclusion in our proxy statement and form of proxy for our 2026 Annual Meeting and must be received by us not earlier than December 30, 2025 and not later than January 29, 2026. If, however, the date of our 2026 Annual Meeting will be on or before May 15, 2026 or on or after July 16, 2026, then notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to such 2026 Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The dates referenced below with respect to proposing an item of business at our 2026 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934.
In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an annual meeting of stockholders must be in writing and received by our Secretary at our offices at Forian Inc., 41 University Drive, Suite 400, Newtown, Pennsylvania 18940. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2026 Annual Meeting:
•	no earlier than December 30, 2025; and
•	no later than January 29, 2026; or
•
if the 2026 Annual Meeting will be held be on or before May 15, 2026 or on or after July 16, 2026, then no earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2026 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write our Secretary at Forian Inc., 41 University Drive, Suite 400, Newtown, Pennsylvania 18940; phone: 267-757-8707.
If you want to receive separate copies of our Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

OTHER BUSINESS
As of the date of this Proxy Statement, the Board does not intend to present at the Special Meeting of stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

By Order of the Board of Directors,

Max Wygod
Executive Chairman, Chief Executive Officer and President

Appendix A
Redomiciliation Resolutions
RESOLUTIONS OF
THE BOARD OF DIRECTORS OF
FORIAN INC.

November 21, 2025
MARYLAND CONVERSION
WHEREAS, on August 25, 2025, a consortium, led by Max Wygod, the Chief Executive Officer and Executive Chair of the Company (the “Consortium”), submitted a non-binding proposal to the Board of Directors (the “Board”) of Forian Inc., a Delaware corporation (the “Company”), to acquire all of the outstanding shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) not currently owned by the Consortium, for $2.10 per share in cash (the “Proposal”);
WHEREAS, the Board established a special committee of the Board consisting entirely of disinterested and independent directors to be named to the Special Committee (the “Committee”) and appointed each of Ian G. Banwell and Alyssa F. Varadhan to serve on the Committee;
WHEREAS, the Board empowered the Committee to, among other things, evaluate the Proposal and consider strategic alternatives to the Company, including but not limited to, the transaction set forth in the Proposal (each such strategic alternative, a “Potential Transaction”) and take such actions, or recommend such actions to the Board, as the Committee may deem to be advisable or appropriate in connection with antitakeover provisions, including, without limitation, actions with respect to the adoption, amendment, or redemption of a stockholder rights plan and the approval of a transaction for purposes of Section 203 (“Section 203”) of the General Corporation Law of the State of Delaware (the “DGCL”);
WHEREAS, the Board has received and reviewed, drafts of the proposed plan of conversion (the “Plan of Conversion”), in substantially the form attached hereto as Schedule I, the proposed Maryland articles of incorporation (the “Articles of Incorporation”), substantially in the form attached to the Plan of Conversion as Exhibit A thereto, and the proposed Maryland bylaws (the “Bylaws” and, together with the Plan of Conversion and the Articles of Incorporation, the “Conversion Documents”), substantially in the form attached to the Plan of Conversion as Exhibit B thereto, all of which have been reviewed and approved by the Committee;
WHEREAS, the Plan of Conversion provides, among other things, that the Company will convert from a Delaware corporation to a Maryland corporation to be named “Forian Inc.” (the Corporation from and after the Effective Time (as defined below), the “Converted Corporation”), pursuant to and in accordance with Section 3-902 of the Maryland General Corporation Law (the “MGCL”) and Section 266 of the DGCL and the terms and conditions of the Plan of Conversion (the “Conversion”);
WHEREAS, the Plan of Conversion provides, among other things, that as soon as practicable following the satisfaction (or waiver, as permitted under the terms of the Plan of Conversion) of the conditions set forth therein, if the Plan of Conversion has not been terminated in accordance with the terms of the Plan of Conversion, the Company will cause articles of conversion meeting the requirements of MGCL Section 3-902 and MGCL Section 3-903 (the “Maryland Articles of Conversion”) to be filed with the Secretary of State of the State of Maryland, and will cause a certificate of conversion meeting the requirements of Sections 103 and 266 of the DGCL (the “DE Certificate of Conversion”) to be filed with the Secretary of State of the State of Delaware;
WHEREAS, the Conversion shall become effective at the time designated in the Maryland Articles of Conversion and the DE Certificate of Conversion (the “Effective Time”);
WHEREAS, upon the Effective Time, the Articles of Incorporation and Bylaws shall be the article of incorporation and bylaws of the Converted Corporation until thereafter amended in accordance with their respective terms and applicable law;
A-1

WHEREAS, the Plan of Conversion provides that at the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Company, the Converted Corporation or any other person, each share of Common Stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Common Stock, par value $0.001 per share, of the Converted Corporation; and
WHEREAS, the Board has discussed and given due consideration to all of the factors that it deems to be relevant to reach an informed decision, including, but not limited to, the recommendation of the Committee, and has determined that the Plan of Conversion (including the Articles of Incorporation and the Bylaws) and the transactions contemplated thereby, including the Conversion, are advisable and are fair to, and in the best interests of, the Company and its stockholders other than the members of the Consortium (the “Unaffiliated Stockholders”).
NOW, THEREFORE, BE IT RESOLVED, that the Board, after due consideration of all factors the Board deems relevant, including, but not limited to, the recommendation of the Committee, hereby determines that the Plan of Conversion (including the Articles of Incorporation and the Bylaws), in substantially the form attached hereto, and the transactions contemplated thereby, including the Conversion, are advisable and are fair to, and in the best interests of, the Company and its Unaffiliated Stockholders;
FURTHER RESOLVED, that the officers of the Company (the “Authorized Officers”) be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to prepare or cause to be prepared and filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a preliminary proxy statement, a definitive proxy statement, form of proxy, a written notice of the Special Meeting (as defined below), and any and all exhibits and documents related thereto with respect to the Special Meeting (collectively, the “Proxy Materials”) and to mail, deliver or otherwise make available or cause to be mailed, delivered or otherwise made available in accordance with the Exchange Act, the Proxy Materials to the stockholders entitled to receive the Proxy Materials;
FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, directed and empowered, in the name of and for and on behalf of the Company, with the assistance of counsel, to prepare, execute and file, or cause to be prepared, executed and filed, with the Commission all other reports, schedules, statements, documents, and information required to be filed pursuant to the Exchange Act, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder in connection with the Plan of Conversion and the Conversion, including, without limitation, reports relating to certain current events on Form 8-K;
FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, directed and empowered, in the name of and for and on behalf of the Company, to take or cause to be taken all actions which are necessary or advisable to obtain any and all needed consents and approvals (both governmental and third party) to consummate the Conversion, subject in all cases to and in accordance with the terms of the Plan of Conversion; and
FURTHER RESOLVED, that all actions of the Board or any member thereof, and any officer of the Company, whether heretofore or hereafter taken or done, that are in conformity with the purposes and intent of the foregoing resolutions are hereby ratified, confirmed, and approved in all respects.
A-2

Appendix B
PLAN OF CONVERSION
OF
FORIAN INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of November 21, 2025 to convert Forian Inc., a Delaware corporation (the “Converting Entity”), to a Maryland corporation to be known as “Forian Inc.” (the “Converted Entity”).
1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2. Converted Entity. The Converted Entity shall be a corporation organized under the Maryland General Corporation Law (the “MGCL”). The name of the Converted Entity shall be Forian Inc.
3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to MGCL Sections 3-901 and 3-902 and Section 266 of the DGCL.
4. Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of MGCL Section 3-902 and MGCL Section 3-903 (the “Articles of Conversion”) and articles of incorporation of the Converted Entity (the “Articles of Incorporation”) to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the MGCL or the DGCL in connection with the Conversion. The Conversion shall become effective at the acceptance for record of the above-referenced filings or at such later time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).
5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and the bylaws of the Converted Entity (the “Bylaws”), in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6. Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chairperson of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chairperson of the Board of Directors of the Converted Entity to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time (including, for purposes of clarity and the avoidance of doubt, the Special Committee of the Board of Directors of the Converting Entity (the “Special Committee”)) shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity (provided that, for purposes of clarity and the avoidance of doubt, the Special Committee shall not be disbanded without the consent of the Special Committee); and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.
7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, each share of Common Stock, par value $0.001 per share, of the Converting Entity issued and outstanding, other than any shares held in treasury which shall be canceled in the Conversion, immediately prior to the Effective Time shall be automatically converted into one (1) share of Common Stock, par value $0.001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8. Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Common Stock or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.
9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:
(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Converting Entity entitled to vote thereon; and
(b) the filing of the Articles of Conversion, the Articles of Incorporation and the Certificate of Conversion provided for under Section 4, and any other regulatory or contractual approvals that the Board of Directors (upon the recommendation of the Special Committee) or the Special Committee determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) (other than the filing of the Articles of Conversion, the Articles of Incorporation and the Certificate of Conversion provided for under Section 4) may be waived by the Board of Directors (upon the recommendation of the Special Committee) or the Special Committee, and any determination by the Board of Directors (upon the recommendation of the Special Committee) or the Special Committee prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Maryland, have the effects set forth in MGCL Section 3-904(c).
11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be provided to such stockholder without cost.
12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the judgment of the Board of Directors (upon the recommendation of the Special Committee) or any duly authorized committee thereof (including the Special Committee), such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

FORIAN INC.

By:
Name:
Title:

Exhibit A

Articles of Incorporation

[Attached.]

Exhibit B

Bylaws

[Attached.]

Appendix C
FORIAN INC.

ARTICLES OF INCORPORATION

ARTICLE 1

INCORPORATOR
The undersigned, [Bruce H. Jurist], whose address is c/o Duane Morris LLP, 1201 Wills Street, Suite 330, Baltimore, Maryland 21231, being at least eighteen (18) years of age (the “Incorporator”), by these Articles of Incorporation and by Articles of Conversion, dated as of the date hereof, does hereby convert, [effective as of     a.m./p.m., on     , 2025], Forian Inc., a Delaware corporation formed under the general laws of the State of Delaware on October 15, 2020, into a corporation under the laws of the State of Maryland.
ARTICLE 2

NAME
The name of the corporation (the “Corporation”) is: Forian Inc.
ARTICLE 3

PURPOSE
The purposes for which the Corporation is formed are to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law (as now or hereafter in force, the “MGCL”). The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other article of this charter of the Corporation (the “Charter”) and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the general laws of the State of Maryland.
ARTICLE 4

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland are CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202.
ARTICLE 5

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 5.1 Number of Directors; Vacancies. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors of the Corporation (the “Board”), with the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board; provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve until the next annual meeting of stockholders and until a successor is elected and qualifies. Each director so elected shall hold office until a successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided in the Bylaws of the Corporation (as amended or amended and restated, the “Bylaws”).

The directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible determined by the Board of Directors. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The names of the current directors and the classes of such directors are:
Max C. Wygod – Class I
Kristiina Vuori, M.D., Ph.D. – Class I
Mark J. Adler, M.D. – Class II
Jennifer Hajj – Class II
Shahir Kassam-Adams – Class II
Ian G. Banwell – Class III
Adam Dublin – Class III
Alyssa F. Varadhan – Class III
Class II directors shall hold office initially for a term expiring at the 2026 annual meeting of stockholders; Class III directors shall hold office initially for a term expiring at the 2027 annual meeting of stockholders; and Class I directors shall hold office initially for a term expiring at the 2028 annual meeting of stockholders, with the members of each of the foregoing classes to hold office until their successors are duly elected and qualify.
In addition to the powers and authority expressly conferred upon the Board by statute, the Charter or the Bylaws, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, in all cases, to the provisions of the MGCL, the Charter and the Bylaws; provided, however, that no amendments to the Charter or the Bylaws hereafter adopted by the Corporation shall invalidate any prior act of the Board that would have been valid if such amendments to the Charter or the Bylaws had not been adopted.
Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of the Charter applicable thereto. Notwithstanding this Section 5.1, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to this Section 5.1.
Directors of the Corporation need not be elected by written ballot unless the Bylaws shall so provide. The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of the Corporation.
Section 5.2 Extraordinary Actions. Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 5.3 Authorization by Board of Stock Issuance. The Board may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board in setting the terms of classified or reclassified shares of stock pursuant to this Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. A holder of shares of stock of the Corporation shall be entitled to exercise the rights of an objecting stockholder and receive fair value of their stock in accordance with the provisions of Subtitle 2 of Title 3 of the MGCL. With respect to a merger or consolidation, a holder of shares of the Corporation who otherwise would be bound by the terms of the transaction under Section 3-202(c)(1) of the MGCL may demand the fair value of the stockholder’s stock if, in the transaction, the holder of shares of the Corporation shall be required to accept for such holder’s shares anything other than (i) shares of the corporation surviving or resulting from the merger or consolidation, (ii) shares of any other corporation if such shares will be listed on a national securities exchange, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing. A stockholder seeking to exercise the rights of an objecting stockholder and receive fair value in connection with the immediately preceding sentence shall be required to follow the same process and procedures set forth in Subtitle 2 or Title 3 of the MGCL.
Section 5.5 Indemnification of Directors, Officers and Others.
(A) General. Each person (and such person’s heirs, executors or administrators) who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals (hereinafter a “proceeding”), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or a predecessor of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation, or a predecessor of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so unless prohibited from doing so by provisions of the MGCL that may not be lawfully waived, as such provisions exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such person or such heirs, executors or administrators (including any employee benefit plan, pension plan or other similar or comparable capacity) in connection with such proceeding; provided, however, that, except as may be provided in the Bylaws, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 5.5 shall, subject to the Bylaws, include the right to be paid or reimbursed by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition thereof. The provisions of this Section 5.5 shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption.
(B) Insurance. To the fullest extent permitted by the law of the State of Maryland, the Corporation may purchase and maintain insurance on its own behalf and on behalf of any person described in Section 5.5(A) against any liability asserted against such person and incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 5.5 or otherwise.
(C) Section 5.5 Not Exclusive. The rights to indemnification conferred in this Section 5.5 shall neither be exclusive of, nor be deemed in limitation of, any other right which any person may have or hereafter acquire under any statute, provision of the Charter, the Bylaws, any agreement, vote of stockholders or directors or otherwise, both as to actions in such person’s official capacity and actions in any other capacity, it being the policy of the Corporation that indemnification of any person whom the Corporation is obligated to indemnify pursuant to Section 5.5(A) hereof shall be made to the fullest extent permitted by law. This Section 5.6 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 5.5(A) hereof.
(D) Savings Clause. If this Section 5.5 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification under Section 5.5(A) hereof to the full extent permitted by any applicable portion of this Section 5.5 that shall not have been invalidated and to the full extent permitted by applicable law.
Section 5.6 Removal of Directors. Subject to the rights of holders of shares of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of holders of shares entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors.

Section 5.7 Certain Transactions. A director or officer of the Corporation shall not be disqualified by his or her office from dealing or contracting with the Corporation as a vendor, purchaser, employee, agent, or otherwise. No transaction or contract or act of the Corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer, or any entity of which any director or officer is a shareholder, partner, member or director, is in any way interested in such transaction or contract or act. No director or officer shall be accountable or responsible to the Corporation for or in respect to any transaction or contract or act of the Corporation or for any gains or profits directly or indirectly realized by him or her by reason of the fact that he or she or any entity of which he or she is a shareholder, partner, member or director is interested in such transaction or contract or act; provided the fact that such director or officer or such entity is so interested shall have been disclosed or shall have been known to the Board or such members thereof as shall be present at any meeting of the Board at which action upon such contract or transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the Board which shall authorize or take action in respect to any such contract or transaction or act, and may vote thereat to authorize, ratify or approve any such contract or transaction or act, and any officer of the Corporation may take any action within the scope of his or her authority respecting such contract or transaction or act with like force and effect as if he or she or any entity of which he or she is a shareholder, partner, member or director were not interested in such transaction or contract or act. Without limiting or qualifying the foregoing, if in any judicial or other inquiry, suit, cause, or proceeding, the question of whether a director or officer of the Corporation has acted in good faith is material, then notwithstanding any statute or rule of law or of equity to the contrary (if any there be), his or her good faith shall be presumed, in the absence of proof to the contrary by clear and convincing evidence.
Section 5.8 Business Combination Act. The provisions of Sections 3-601 to 3-604, including Section 3-602 in whole, of the MGCL shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL) between the Corporation and any of its present or future stockholders and no person shall have or obtain the status of an “interested stockholder” (as defined in Section 3-601(j) of the MGCL).
ARTICLE 6

STOCK
Section 6.1 Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 100,000,000 shares, consisting of (i) 5,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”) and (ii) 95,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”). The aggregate par value of all shares of stock having par value is $100,000. The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding plus, in the case of Common Stock, the number of shares of Common Stock issuable in connection with the exercise of outstanding options, warrants, other exchange rights, conversion rights or similar rights for Common Stock). The Board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.
Section 6.2 Preferred Stock.
(A) The Board is hereby expressly authorized, subject to any limitations prescribed by applicable law, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to cause to be filed with the State Department of Assessments and Taxation of Maryland (“SDAT”) articles supplementary with respect thereto establishing the rights, powers and preferences of each such series of Preferred Stock, including the following:
(1) the number of shares constituting such series (the aggregate number of all such series not to exceed the aggregate number of shares of Preferred Stock authorized herein), which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board, and the distinctive serial designation thereof;
(2) the voting powers, full or limited, if any, of the shares of such series and the number of votes per share;
(3) the rights in respect of dividends on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates and the relative rights or priority, if any, of payment of dividends on shares of that series and any limitations, restrictions or conditions on the payment of dividends;

(4) the relative amounts, and the relative rights or priority, if any, of payment in respect of shares of that series, which the holders of the shares of that series shall be entitled to receive upon any liquidation, dissolution or winding up of the Corporation;
(5) the terms and conditions (including the price or prices, which may vary under different conditions and at different redemption or purchase dates), if any, upon which all or any part of the shares of that series may be redeemed or purchased by the Corporation, and any limitations, restrictions or conditions on such redemption or purchase;
(6) the terms, if any, of any purchase, retirement or sinking fund to be provided for the shares of that series;
(7) the terms, if any, upon which the shares of that series shall be convertible into or exchangeable for shares of any other class, classes or series, or other securities, whether or not issued by the Corporation;
(8) the restrictions, limitations and conditions, if any, upon issuance of indebtedness of the Corporation so long as any shares of that series are outstanding; and
(9) any other powers, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof of the shares of such series not inconsistent with law, this Article 6 or any resolution of the Board in accordance with this Article 6.
The powers, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of the Preferred Stock shall be alike in all respects.
(B) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by the Charter.
Except as may be provided by the Board in the Charter or by applicable law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or series, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board or as part of any other series of Preferred Stock.
Section 6.3 Common Stock.
(A) Voting Rights. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. Other than with respect to the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting of stockholders (which shall be duly called and at which a quorum is present) and entitled to vote generally on the subject matter shall be sufficient to approve any other matter which may properly come before the meeting, unless a greater vote is required by statute or by the Charter.
(B) Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over, or the right to participate with, the Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, such dividends and other distributions may be declared and paid on the Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine.
(C) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder.

Section 6.4 Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws.
ARTICLE 7

AMENDMENTS
Section 7.1 Charter. Subject to the Charter and the requirements of the MGCL, the Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to the Charter in its present form or as hereafter amended are granted and held subject to the rights the Corporation has reserved in this Section 7.1.
Section 7.2 Bylaws. The power to adopt, alter, and repeal the Bylaws shall be jointly vested in the Board of Directors and the stockholders of the Corporation.
ARTICLE 8

LIMITATION OF LIABILITY
To the fullest extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. Without limiting the effect of the preceding sentence, if the MGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the MGCL, as so amended. No amendment, modification or repeal of this Article 8 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of the Charter inconsistent with this Article 8 shall, unless otherwise required by law, eliminate or reduce the effect of this Article 8 in respect of any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article 8, would accrue or arise, prior to such amendment or repeal.
ARTICLE 9

MISCELLANEOUS
Section 9.1 Severability. If any provision or provisions of the Charter shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Charter (including, without limitation, each portion of any paragraph of the Charter containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of the Charter (including, without limitation, each such portion of any paragraph of the Charter containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability to the fullest extent permitted by law.
Section 9.2 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northen Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, including, without limitation, (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, or (iii) any action asserting a claim arising pursuant to any provision of the MGCL, or (b) any action asserting a claim governed by the internal affairs doctrine.
[Signature Page Follows]

IN WITNESS WHEREOF, I have signed these articles and acknowledge the same to be my act on this [ ] day of [ ], 2025.

Signature of the Incorporator:

Bruce H. Jurist, solely in his capacity as the Incorporator

Signature of the Resident Agent:

We hereby consent to our designation in Article 4 of this document as resident agent for the Corporation.

[Name of Resident Agent]

By:
[Name, Title]

[Filing Party's Name and Return Address:

[Insert information]]

Appendix D
FORIAN INC.
BYLAWS
(as of [ ], 2025)
ARTICLE I
OFFICES
Section 1. PRINCIPAL OFFICE. The principal office of Forian Inc. (the “Corporation”) in the State of Maryland shall be located at such place as the Board of Directors of the Corporation (the “Board of Directors”) may designate.
Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or as the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.
Section 2. ANNUAL MEETING.
(a) An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on such date and at such time as designated solely by the Board of Directors. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Article II, Section 2(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Article 2. For avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) before an annual meeting of stockholders.
(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Maryland law and as shall have been properly brought before the meeting.
(i) For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Article II, Section 2(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Article II, Section 2(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Article II, Section 2(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Corporation that are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board of Directors, and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Article II, Section 2(b)(iv). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require in order to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.
(ii) Other than proposals sought to be included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Article II, Section 2(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Article II, Section 2(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Article II, Section 2(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Article II, Section 2(b)(iv).
(iii) To be timely, the written notice required by Article II, Section 2(b)(i) or 2(b)(ii) must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date definitive proxy materials were first sent or given to stockholders with respect to the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Article II, Section 2(b)(iii), in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.
(iv) The written notice required by Article II, Section 2(b)(i) or 2(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the Corporation’s books; (B) the class, series and number of shares of the Corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Article II, Section 2(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Article II, Section 2(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Article II, Section 2(b)(i)) or to carry such proposal (with respect to a notice under Article II, Section 2(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions by each Proponent during the previous twelve-month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions. For purposes of Article II, Sections 2 and 3, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:
(A) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Corporation,
(B) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Corporation,
(C) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or
(D) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.
(c) A stockholder providing written notice required by Article II, Section 2(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five Business Days (defined herein) prior to the meeting and, in the event of any adjournment or postponement thereof, five Business Days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Article II, Section 2(c), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than five Business Days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Article II, Section 2(c), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than two Business Days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two Business Days prior to such adjourned or postponed meeting.
(d) Notwithstanding anything in Article II, Section 2(b)(iii) to the contrary, in the event that the number of directors is increased and there is no public announcement of the appointment of a director, or, if no appointment was made, of the vacancy, made by the Corporation at least ten days before the last day a stockholder may deliver a notice of nomination in accordance with Article II, Section 2(b)(iii), a stockholder’s notice required by this Section 2 and that complies with the requirements in Article II, Section 2(b)(i), other than the timing requirements in Article II, Section 2(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation. A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Article II, Section 2(a), or in accordance with clause (iii) of Article II, Section 2(a). Except as otherwise required by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Article II, Section 2(b)(iv)(D) and 2(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.
(e) Notwithstanding the foregoing provisions of this Section 2, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Article II, Section 2(a)(iii) of these Bylaws.
(f) For purposes of Sections 2 and 3,
(i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and
(ii) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).
Section 3. SPECIAL MEETINGS.
(a) General. The chairman of the board, president, chief executive officer or Board of Directors may call a special meeting of the stockholders. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
(b) The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Article II, Section 4 of these Bylaws. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.
(c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving notice provided for in this paragraph and the information required by Article II, Section 10 of these Bylaws, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the Corporation setting forth the information required by Article II, Section 2(b)(i). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons, for election to such position(s) as specified in the Corporation’s notice of meeting, if written notice setting forth the information required by Article II, Section 2(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Article II, Section 2(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.
(d) Notwithstanding the foregoing provisions of this Section 3, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 3. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors to be considered pursuant to Article II, Section 3(c) of these Bylaws.
(e) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday or a Sunday or that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law or regulation or executive order to close.
Section 4. NOTICE. Not less than ten nor more than 60 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice stating the time and place of the meeting, if any, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and may vote at the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by transmitting it to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.
Subject to Article II, Section 2(a) of these Bylaws, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.
Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. Even if present, any of the above-listed officers may designate another officer to act as chairman of the meeting. The secretary, or, in the secretary’s absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors, or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or in the absence of any assistant secretaries, a person appointed by the Board of Directors, or, in the absence of such appointment, a person appointed by the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation: (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any stockholder who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) determining when the polls should be opened and closed; and (h) recessing the meeting, adjourning the meeting to a later date and time and place announced at the meeting or concluding the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.
The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Section 7. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting of stockholders (which shall have been duly called and at which a quorum is present) and entitled to vote generally on the subject thereof, shall be sufficient to approve any other matter which may properly come before the meeting, unless a greater vote is required by statute or by the Charter. Unless otherwise provided in the Charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.
Section 8. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.
Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, limited liability company, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner, managing member or trustee thereof, as; the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.
Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.
Section 10. SUBMISSION OF QUESTIONNAIRE, REPRESENTATION AND AGREEMENT. To be eligible to be a nominee for election or reelection as a director of the Corporation, an individual must deliver (in accordance with the time periods prescribed for delivery of notice under Article II, Section 4) to the secretary at the principal executive office of the Corporation a written questionnaire with respect to the background and qualification of such individual and the background of any other person or entity on whose behalf the nominee is being nominated (which questionnaire shall be provided by the secretary upon written request and shall include all information relating to such nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded) and a written representation and agreement (in the form provided by the secretary upon written request) that such individual (i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how that person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (b) any Voting Commitment that could limit or interfere with such individual’s ability to comply, if elected as a director of the Corporation, with such individual’s duties to the Corporation under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in the questionnaire, representation or agreement, and (iii) in the nominee’s individual capacity and on behalf of any person or entity on whose behalf the nominee is being nominated, would be in compliance, if elected as a director of the Corporation, and will comply, with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.
Section 11. INSPECTORS. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the chairman of the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be Prima facie evidence thereof.
Section 12. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order, or any stockholder shall demand, that voting be by ballot.
Section 13. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.
Section 14. MEETING BY CONFERENCE TELEPHONE. The Board of Directors or the chairman of the meeting may permit stockholders to participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.
Section 15. RATIFICATION. The stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the stockholders could have originally authorized the matter. Moreover, any action or inaction challenged in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer, or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting, or otherwise, may be ratified, before or after judgment, by the stockholders, and if so ratified, shall have the same force and effect as if the challenged action or inaction had been originally duly authorized, and such ratification shall, to the maximum extent permitted by law, be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such challenged action or inaction.
ARTICLE III
DIRECTORS
Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the stockholders by law or by the Charter or these Bylaws.
Section 2. NUMBER. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”), nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.
Section 3. CLASSES OF DIRECTORS. Subject to the Charter and rights of holders of any series of Preferred Stock, the Board (other than those elected by preferred holders) shall be classified into three classes: Class I,

Class II  and Class III, as nearly equal as possible. Each class shall consist, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors, and the allocation of directors among the three classes shall be determined by the Board of Directors. Initial Class I terms expire at the first annual meeting following the filing of the Charter; Class II at the second; Class III at the third. Successors are elected for terms expiring at the third annual meeting following their election. Each director serves until a successor is elected and qualified or until earlier death, resignation or removal.
Section 4. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and at any place or by means of remote communication as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.
Section 5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them or may fix remote communication as the means by which any special meeting of the Board of Directors called by them will be held. The Board of Directors may provide, by resolution, the time and place, if any, and the means of remote communication, if any, for the holding of special meetings of the Board of Directors without other notice than such resolution.
Section 6. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or bis or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.
Section 7. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than one-third of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable statute, the Charter or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.
The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.
Section 8. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute or the Charter. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Charter or these Bylaws.
Section 9. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman of the board, the vice chairman of the board, if any, shall act as chairman. In the absence of both the chairman of the board and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman. The secretary or, in his or her absence, an assistant secretary of the Corporation or, in the absence of the secretary and all assistant secretaries, a person appointed by the chairman, shall act as secretary of the meeting.
Section 10. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 11. WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a consent in writing or by electronic transmission to such action is given by each director and such written consent is filed in paper or electronic form with the minutes of proceedings of the Board of Directors.
Section 12. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder (even if fewer than three directors remain). Except as may be provided by the Board of Directors in setting the terms of any class or series of stock, (a) any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and (b) any director elected to fill a vacancy shall serve until the next annual meeting of stockholders and until a successor is elected and qualified.
Section 13. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.
Section 14. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.
Section 15. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.
Section 16. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.
Section 17. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.
Section 18. RESIGNATIONS. Any Director may resign at any time by sending a notice of such resignation in writing or by electronic transmission to the principal executive office of the Corporation addressed to the chairman of the board, the chief executive officer or the president. Unless otherwise specified therein, such resignation shall take effect upon receipt. Such resignation may provide that it becomes effective on some future date, the occurrence of a certain future event or the acceptance of the board of directors, the chairman of the board or chief executive officer.
Section 19. RATIFICATION. The Board of Directors may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors could have originally authorized the matter. Moreover, any action or inaction challenged in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting, or otherwise, may be ratified, before or after judgment, by the Board of Directors, and if so ratified, shall have the same force and effect as if the challenged action or inaction had been originally duly authorized, and such ratification shall, to the maximum extent permitted by law, be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such challenged action or inaction.
Section 20. EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these bylaws, this section shall be operative during any emergency resulting from an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of its Board of Directors or its stockholders, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors or committee.
ARTICLE IV
COMMITTEES
Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Governance Committee (or such other formulation as the Board may deem necessary or desirable in its sole discretion) and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.
Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law. Unless the statute or the Charter require otherwise, any action which these Bylaws require to be approved by the Board of Directors may be approved by a duly authorized committee of the board.
Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting at which a quorum is present shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place, if any, and the means of remote communication, if any, of its meeting unless the Board of Directors shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member provided that such other director meets the requirements for membership on such Committee. Each committee shall keep minutes of its proceedings.
Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 5. WRITTEN CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and such written consent is filed in paper or electronic form with the minutes of proceedings of such committee
Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V
OFFICERS
Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The Board of Directors shall annually elect the officers of the Corporation, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.
Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.
Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.
Section 4. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation and, in general, shall perform all duties incident to the office of the chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time. The chief executive officer may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed.
Section 5. CHAIRMAN OF THE BOARD. The Board of Directors may designate a chairman of the board, who may but need not be an officer of the Corporation. The chairman of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present. The chairman of the Board of Directors shall perform such other duties as may be assigned to him or her by the Board of Directors.
Section 6. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer or, in the absence of a chief executive officer, the president.
Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer or, in the absence of a chief executive officer, the president.
Section 8. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. The president may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.
Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president or by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president or as vice president for particular areas of responsibility.
Section 10. SECRETARY. The secretary shall: (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (t) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.
Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.
The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.
If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.
Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.
Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors or Committee thereof and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.
ARTICLE VI
CONTRACTS, LOANS, CHECKS AND DEPOSITS
Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors and executed by an authorized person.
Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.
Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.
ARTICLE VII
STOCK
Section 1. CERTIFICATES; REQUIRED INFORMATION. The Board of Directors may determine to issue certificated or uncertificated shares of stock and other securities of the Corporation. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the MGCL. In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to holders of such shares, upon request, a written statement of the information required by the MGCL to be included on stock certificates for so long as the provision of such information to holders of uncertificated shares is required by the MGCL.
Section 2. TRANSFERS OF SECURITIES. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon surrender to the Corporation or the transfer agent of the Corporation of proper evidence of succession, assignment or authority to transfer uncertificated stock, the Corporation shall deliver to the new record holder a written statement of the information required by the MGCL to be included on stock certificates and record the transaction upon its books.
The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.
Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.
Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.
Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 60 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.
In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.
If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted, but the payment or allotment may not be more than 60 days after the date such resolution is adopted. If no record date is set within 20 days of a stockholders’ request for a special meeting, the record date for determining stockholders entitled to request a special meeting shall be the date the request is first signed and delivered to the secretary of the Corporation.
When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.
Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.
Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.
Section 7. CERTIFICATION OF BENEFICIAL OWNERS. The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board of Directors in accordance with this Section, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.
ARTICLE VIII
ACCOUNTING YEAR
The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.
ARTICLE IX
DISTRIBUTIONS
Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.
Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.
ARTICLE X
SEAL
Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.
Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI
INDEMNIFICATION AND ADVANCE OF EXPENSES
To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The Corporation shall also provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.
Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.
ARTICLE XII
WAIVER OF NOTICE
Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, delivered by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

SCAN TO
VIEW MATERIALS & VOTE

FORIAN INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Wednesday, January 7, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FORA2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Wednesday, January 7, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82155-S26799 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FORIAN INC.

The Board of Directors recommends you vote "FOR" Proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V82156-S26799

FORIAN INC.
Special Meeting of Shareholders
Thursday January 8, 2026 12:00 PM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) hereby appoint(s) Michael Vesey and Caroline McGrail, with full power of substitution and power to act alone, as proxy and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Forian Inc. that the undersigned shareholder(s) would be entitled to vote if present and acting at the Special Meeting of Shareholders of Forian Inc. to be held on Thursday, January 8, 2026 at 12:00 PM Eastern Time via live webcast at www.virtualshareholdermeeting.com/FORA2026SM and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side